Contingent liabilities and financial commitments	12 Months Ended
Dec. 31, 2021
Disclosure of contingent liabilities [abstract]
Contingent liabilities and financial commitments

31 Contingent Liabilities and Financial Commitments
1.	The Group is subject to contingencies pursuant to requirements that it complies with relevant laws, regulations and standards.

2.
Failure to comply could result in restrictions in operations, damages, fines, increased tax, increased cost of compliance, interest charges, reputational damage or other sanctions. These matters are inherently difficult to quantify. In cases where the Group has an obligation as a result of a past event existing at the balance sheet date, if it is probable that an outflow of economic resources will be required to settle the obligation and if the amount of the obligation can be reliably estimated, a provision will be recognised based on best estimates and management judgement.

3.	There are, however, contingent liabilities in respect of litigation, taxes in some countries and guarantees for which no provisions have been made.
General Litigation Overview

4.
There are a number of legal and regulatory actions, proceedings and claims against Group companies related to tobacco and New Category products that are pending in a number of jurisdictions. These proceedings include, among other things, claims for personal injury (both individual claims and class actions) and claims for economic loss arising from the treatment of smoking- and health-related diseases (such as medical recoupment claims brought by local governments).

5.
The plaintiffs in these cases seek recovery on a variety of legal theories, including negligence, strict liability in tort, design defect, failure to warn, fraud, misrepresentation, violations of unfair and deceptive trade practices statutes, conspiracy, public nuisance, medical monitoring and violations of competition and antitrust laws. The plaintiffs seek various forms of relief, including compensatory and, where available, punitive damages, treble or multiple damages and statutory damages and penalties, creation of medical monitoring and smoking cessation funds, disgorgement of profits, attorneys’ fees, and injunctive and other equitable relief.

6.
Although alleged damages often are not determinable from a complaint, and the law governing the pleading and calculation of damages varies from jurisdiction to jurisdiction, compensatory and punitive damages have been specifically pleaded in a number of cases, sometimes in amounts ranging into the hundreds of millions and even hundreds of billions of sterling.

7.
With the exception of the
Engle
progeny cases described below, the Group continues to win the majority of tobacco-related litigation claims that reach trial, and a very high percentage of the tobacco-related litigation claims brought against them, including
Engle
progeny cases, continue to be dismissed at or before trial. Based on their experience in tobacco-related litigation and the strength of the defences available to them in such litigation, the Group’s companies believe that their successful defence of tobacco-related litigation in the past will continue in the future.

8.
Group companies generally do not settle claims. However, Group companies may enter into settlement discussions in some cases, if they believe it is in their best interests to do so. Exceptions to this general approach include, but are not limited to, actions taken pursuant to ‘offer of judgment’ statutes and Filter Cases, as defined below. An ‘offer of judgment,’ if rejected by the plaintiff, preserves the Group’s right to recover attorneys’ fees under certain statutes in the event of a verdict favourable to the Group. Such offers are sometimes made through court-ordered mediations. Other settlements by Group companies include the State Settlement Agreements (as defined in paragraph 41 below), the funding by various tobacco companies of a US$5.2 billion (approximately £3.8 billion) trust fund contemplated by the Master Settlement Agreement (as described in paragraph 41 below) to benefit tobacco growers, the original
Broin
flight attendant case, and most of the
Engle
progeny cases pending in U.S. federal court, after the initial docket of over 4,000 such cases was reduced to approximately 400 cases. The Group believes that the circumstances surrounding these claims are readily distinguishable from the current categories of tobacco-related litigation claims involving Group companies.

9.
Although the Group intends to defend all pending cases vigorously, and believes that the Group’s companies have valid bases for appeals of adverse verdicts and valid defences to all actions, and that an outflow of resources related to any individual case is not considered probable, litigation is subject to many uncertainties, and, generally, it is not possible to predict the outcome of any particular litigation pending against Group companies, or to reasonably estimate the amount or range of any possible loss. Furthermore, a number of political, legislative, regulatory and other developments relating to the tobacco industry and cigarette smoking have received wide media attention. These developments may negatively affect the outcomes of tobacco-related legal actions and encourage the commencement of additional similar litigation. Therefore, the Group does not provide estimates of the financial effect of the contingent liabilities represented by such litigation, as such estimates are not practicable.

10.
The following table lists the categories of the tobacco-related actions pending against Group companies as of 31 December 2021 and the increase or decrease from the number of cases pending against Group companies as of 31 December 2020. Details of the quantum of past judgments awarded against Group companies, the majority of which are under appeal, are also identified along with any settlements reached during the relevant period. Given the volume and more active nature of the
Engle
progeny cases and the Filter Cases in the U.S. described below, and the fluctuation in the number of such cases and amounts awarded from year to year, the Group presents judgment or settlement figures for these cases on a three-year basis. Where no quantum is identified, either no judgment has been awarded against a Group company, or where a verdict has been reached no quantification of damages has been given, or no settlement has been entered into. Further details on the judgments, damages quantification and settlements are included within the case narratives below. For a discussion of the non-tobacco related litigation pending against the Group, see note 31, paragraph 83, et seq.

Case Type	Case Numbers as at 31 December 2021	Case Numbers as at 31 December 2020 (note 1)	Change in Number Increase/(decrease)

U.S. tobacco-related actions

Medical reimbursement cases (note 2)	2	2	No change

Class actions (note 3)	20	20	No change

Individual smoking and health cases (note 4)	222	189	33

Engle Progeny Cases (note 5)	1,071	1,400	(329)

Broin II Cases (note 6)	1,200	1,227	(27)

Filter Cases (note 7)	46	48	(2)

State Settlement Agreements – Enforcement and Validity (note 8)	2	4	(2)

Non-U.S. tobacco-related actions

Medical reimbursement cases	19	19	No change

Class actions (note 9)	12	12	No change

Individual smoking and health cases (note 10)	52	68	(16)
(Note 1) This includes cases to which the Reynolds American Inc. (Reynolds American) group companies were a party at such date.
(Note 2) This category of cases includes the Department of Justice action. See note 31, paragraphs 20-24.
(Note 3) See note 31, paragraphs 25-38.
(Note 4) This category of cases includes smoking and health cases alleging personal injuries caused by tobacco use or exposure brought by or on behalf of individual plaintiffs based on theories of negligence, strict liability, breach of express or implied warranty and violations of state deceptive trade practices or consumer protection statutes. The plaintiffs seek to recover compensatory damages, attorneys’ fees and costs and punitive damages. Out of the 222 active individual smoking and health cases, six judgments have been returned in the plaintiffs’ favour, awarding damages totalling approximately US$150.1 million (approximately £110.8 million), which are pending post-trial in trial courts or on appeal. For a further description of these cases, see note 31, paragraphs 39-40.
(Note 5) In July 1998, trial began in
Engle v. R.J. Reynolds Tobacco Co.
, a then-certified class action filed in Circuit Court, Miami-Dade County, Florida, against U.S. cigarette manufacturers, including R. J. Reynolds Tobacco Co. (RJRT) (individually, and as successor by merger to Lorillard Tobacco Company (Lorillard Tobacco)) and Brown & Williamson Holdings, Inc. (formerly Brown & Williamson Tobacco Corporation) (B&W). In July 2000, the jury in Phase II awarded the class a total of approximately US$145 billion (approximately £107.1 billion) in punitive damages, apportioned US$36.3 billion (approximately £26.8 billion) to RJRT, US$17.6 billion (approximately £13 billion) to B&W, and US$16.3 billion (approximately £12 billion) to Lorillard Tobacco. This decision was appealed and ultimately resulted in the Florida Supreme Court in December 2006 decertifying the class and allowing judgments entered for only two of the three
Engle
class representatives to stand and setting aside the punitive damages award. Putative
Engle
class members were permitted to file individual lawsuits, deemed ‘
Engle
progeny cases’, against the
Engle
defendants, within one year of the Supreme Court’s decision (subsequently extended to 11 January 2008). Between the period 1 January 2019 and 31 December 2021, 21 judgments have been returned in the plaintiffs’ favour, awarding damages totalling approximately US$225 million (approximately £166.1 million). Certain of these judgments have been appealed by RJRT and in certain other cases, RJRT still had time to appeal, as of 31 December 2021. For a further description of the
Engle
progeny cases, see note 31, paragraphs 29-38 seq.
(Note 6)
Broin v. Philip Morris, Inc.
was a class action filed in Circuit Court in Miami-Dade County, Florida in 1991 and brought on behalf of flight attendants alleged to have suffered from diseases or ailments caused by exposure to Environmental Tobacco Smoke (ETS) in airplane cabins. Group companies and other cigarette manufacturer defendants settled
Broin,
agreeing to pay a total of US$300 million (approximately £221.5 million) to fund research on the detection and cure of tobacco-related diseases and US$49 million (approximately £36.2 million) in plaintiffs’ counsel’s fees and expenses. Group companies’ share of these payments totalled US$174 million (approximately £128.5 million).
Broin
II cases refer to individual cases by class members. There have been no
Broin
II trials since 2007. For a further description of the
Broin
II cases, see note 16 to paragraph 40.
(Note 7) Includes claims brought against Lorillard Tobacco and Lorillard Inc. by individuals who seek damages resulting from their alleged exposure to asbestos fibres that were incorporated into filter material used in one brand of cigarettes manufactured by a predecessor to Lorillard Tobacco for a limited period of time ending more than 50 years ago. Since 1 January 2019, Lorillard Tobacco and RJRT have paid, or have reached agreement to pay, a total of approximately US$25.9 million (approximately £19.1 million) in settlements to resolve 102 Filter Cases. See note 17 to paragraph 40.
(Note 8) Group companies’ expenses and payments under the State Settlement Agreements for 2021 amounted to approximately US$3.4 billion (approximately £2.5 billion) in respect of settlement expenses and US$3.7 billion (approximately £2.7 billion) in respect of settlement cash payments. See note 31, paragraph 43. The pending cases referred to above relate to the enforcement, validity or interpretation of the State Settlement Agreements in which RJRT, B&W or Lorillard Tobacco is a party. See note 31, paragraphs 41-54.
(Note 9) Outside the United States, there are 12 class actions being brought against Group companies as of 31 December 2021. These include class actions in the following jurisdictions: Canada (11) and Venezuela (1). For a description of the Group companies’ class actions, see note 31, paragraphs 70-81. Pursuant to the judgment in 2015 in the two Quebec class actions, the plaintiffs were awarded damages and interest in the amount of CAD$15.6 billion, most of which were on a joint and several basis (approximately £9.1 billion), of which the Group companies’ share was CAD$10.4 billion (approximately £6.1 billion). On 1 March 2019, the Quebec Court of Appeal handed down a judgment which largely upheld and endorsed the lower court’s previous decision in the Quebec Class Actions, as further described below. The share of the judgment for Imperial Tobacco Canada Limited (Imperial), the Group’s operating company in Canada, was reduced to approximately CAD$9.2 billion (approximately £5.4 billion). For a further description of the Quebec Class Actions, see paragraph 76. All of the class actions in Canada are currently stayed pursuant to a court order. See paragraph 58.
(Note 10) As at 31 December 2021, the jurisdictions with the most active individual cases against Group companies were, in descending order: Brazil (23), Italy (11), Canada (5), Argentina (5), Chile (4) and Ireland (2). There were a further two jurisdictions with one active case only. Out of these 52 cases, one case in Argentina (
Baldassare
) returned a first instance judgment on 28 December 2020, in the amount of ARS 685,976 (approximately £5,000) in compensatory damages and ARS 2,500,000 (approximately £18,000) in punitive damages (plus interest), in the plaintiffs’ favour as of 31 December 2021. BAT Argentina filed a notice of appeal of the judgment on 3 February 2021.

11.	Certain terms and phrases used in this note 31 may require some explanation.

a.
‘Judgment’ or ‘final judgment’ refers to the final decision of the court resolving the dispute and determining the rights and obligations of the parties. At the trial court level, for example, a final judgment generally is entered by the court after a jury verdict and after post-verdict motions have been decided. In most cases, the losing party can appeal a verdict only after a final judgment has been entered by the trial court.

b.
‘Damages’ refers to the amount of money sought by a plaintiff in a complaint, or awarded to a party by a jury or, in some cases, by a judge. ‘Compensatory damages’ are awarded to compensate the prevailing party for actual losses suffered, if liability is proved. In cases in which there is a finding that a defendant has acted wilfully, maliciously or fraudulently, generally based on a higher burden of proof than is required for a finding of liability for compensatory damages, a plaintiff also may be awarded ‘punitive damages’. Although damages may be awarded at the trial court stage, a losing party may be protected from paying any damages until all appellate avenues have been exhausted by posting a supersedeas bond. The amount of such a bond is governed by the law of the relevant jurisdiction and generally is set at the amount of damages plus some measure of statutory interest, modified at the discretion of the appropriate court or subject to limits set by a court or statute.

c.
‘Settlement’ refers to certain types of cases in which cigarette manufacturers, including RJRT, B&W and Lorillard Tobacco, have agreed to resolve disputes with certain plaintiffs without resolving the cases through trial.

d.
All sums set out in note 31 have been converted to GBP and US$ using the following end closing rates: GBP 1 to US$ 1.3545, GBP 1 to CAD$ 1.7109, GBP 1 to EURO 1.1910, GBP 1 to BRL
7.5443
, GBP 1 to AOA 763.1513, GBP 1 to NGN 711.7127, GBP 1 to KRW 1610.1000, GBP 1 to HRK 8.9537, GBP 1 to JPY 155.9717, GBP 1 to QAR 4.9316, GBP 1 to SAR 5.0852 and GBP 1 to ARS 139.0908.

U.S. Tobacco Litigation

12.
Group companies, notably RJRT (individually and as successor by merger to Lorillard Tobacco) and B&W as well as other leading cigarette manufacturers, are defendants in a number of product liability cases. In a number of these cases, the amounts of compensatory and punitive damages sought are significant.

13.
The total number of U.S. tobacco product liability cases pending at 31 December 2021 involving RJRT, B&W and/or Lorillard Tobacco was approximately 2,573. As at 31 December 2021, British American Tobacco (Investments) Limited (Investments) has been served as a co-defendant in one of those cases (2018:1). No other UK-based Group company has been served as a co-defendant in any U.S. tobacco product liability case pending as at 31 December 2021.

14.
Since many of these pending cases seek unspecified damages, it is not possible to quantify the total amounts being claimed, but the aggregate amounts involved in such litigation are significant, possibly totalling billions of U.S. dollars. The cases fall into four broad categories: medical reimbursement cases; class actions; individual cases; and other claims.

15.
RJRT (individually and as successor by merger to Lorillard Tobacco), American Snuff Co., Santa Fe Natural Tobacco Company, Inc. (SFNTC), R.J. Reynolds Vapor Company (RJR Vapor), Reynolds American, Lorillard Inc., other Reynolds American affiliates and indemnitees, including but not limited to B&W (collectively, the Reynolds Defendants), believe that they have valid defences to the tobacco-related litigation claims against them, as well as valid bases for appeal of adverse verdicts against them. The Reynolds Defendants have, through their counsel, filed pleadings and memoranda in pending tobacco-related litigation that set forth and discuss a number of grounds and defences that they and their counsel believe have a valid basis in law and fact.

16.
Scheduled trials. Trial schedules are subject to change, and many cases are dismissed before trial. In the U.S., there are 57 cases, exclusive of
Engle
progeny cases, scheduled for trial as of 31 December 2021 through 31 December 2022, for the Reynolds Defendants: 39 individual smoking and health cases, 15 Filter Cases, and 3 non-smoking and health cases. There are also approximately 151
Engle
progeny cases against RJRT (individually and as successor to Lorillard Tobacco) and B&W scheduled for trial through 31 December 2022. It is not known how many of these cases will actually be tried.

17.
Trial results. From 1 January 2019 through 31 December 2021, 53 trials occurred in individual smoking and health,
Engle
progeny, and Filter Cases in which the Reynolds Defendants were defendants, including five where mistrials were declared. Verdicts in favour of the Reynolds Defendants and, in some cases, other defendants, were returned in 15 cases, tried in Florida (11), Oregon (1), and Massachusetts (3). Verdicts in favour of the plaintiffs were returned in 24 cases, which were tried in Florida (21), Massachusetts (2) and New Mexico (1). Six of the cases (four in Florida, one in New York, and one in Connecticut) were dismissed during trial. Two cases were punitive damages retrials. One case in Massachusetts is awaiting a decision.

(a) Medical Reimbursement Cases

18.	These civil actions seek to recover amounts spent by government entities and other third-party providers on healthcare and welfare costs claimed to result from illnesses associated with smoking.

19.
At 31 December 2021, one U.S. medical reimbursement suit (
Crow
Creek Sioux Tribe v. American Tobacco Co.
) was pending against RJRT, B&W and Lorillard Tobacco in a Native American tribal court in South Dakota. The plaintiffs seek to recover actual and punitive damages, restitution, funding of a clinical cessation programme, funding of a corrective public education programme, and disgorgement of unjust profits from sales to minors. No other medical reimbursement suits are pending against these companies by county or other political subdivisions of the states.

U.S. Department of Justice Action

20.
On 22 September 1999, the U.S. Department of Justice brought an action in the U.S. District Court for the District of Columbia against various industry members, including RJRT, B&W, Lorillard Tobacco, B.A.T Industries p.l.c. (Industries) and Investments (
United States v. Philip Morris USA Inc.
). The U.S. Department of Justice initially sought (1) recovery of federal funds expended in providing health care to smokers who developed alleged smoking-related diseases pursuant to the Medical Care Recovery Act and Medicare Secondary Payer provisions of the Social Security Act and (2) equitable relief under the civil provisions of the Racketeer Influenced and Corrupt Organizations Act (RICO), including disgorgement of roughly US$280 billion (approximately £206.7 billion) in profits the government contended were earned as a consequence of a purported racketeering ‘enterprise’ along with certain ‘corrective communications’. In September 2000, the district court dismissed the government’s Medical Care Recovery Act and Medicare Secondary Payer claims. In February 2005, the U.S. Court of Appeals for the DC Circuit (the DC Circuit) ruled that disgorgement was not an available remedy.

21.
Industries was dismissed for lack of personal jurisdiction on 28 September 2000. In addition, Investments was a defendant at the trial, but intervening changes in controlling law post-trial led to a 28 March 2011 court ruling that the court’s Final Judgment and Remedial Order no longer applied to Investments prospectively, and for this reason, Investments would not have to comply with any of the remaining injunctive remedies being sought by the government. As the government did not appeal the 28 March 2011 ruling, this means that Investments is no longer in the case and is not subject to any injunctive relief that the court is expected to order against the remaining defendants. As the case continued as against RJRT and Lorillard Tobacco with respect to injunctive relief and related matters, the following is noted.

22.
The non-jury trial of the RICO portion of the claim began on 21 September 2004 and ended on 9 June 2005. On 17 August 2006, the federal district court issued its Final Judgment and Remedial Order, which found certain defendants, including RJRT, B&W, Lorillard Tobacco and Investments, had violated RICO, but did not impose any direct financial penalties. The district court instead enjoined the defendants from committing future racketeering acts, participating in certain trade organisations, making misrepresentations concerning smoking and health and youth marketing, and using certain brand descriptors such as ‘low tar’, ‘light’, ‘ultra-light’, ‘mild’ and ‘natural’. The district court also ordered the defendants to issue ‘corrective communications’ on five subjects, including smoking and health and addiction, and to comply with further undertakings, including maintaining websites of historical corporate documents and disseminating certain marketing information on a confidential basis to the government. In addition, the district court placed restrictions on the defendants’ ability to dispose of certain assets for use in the United States, unless the transferee agrees to abide by the terms of the district court’s order, and ordered certain defendants to reimburse the U.S. Department of Justice its taxable costs incurred in connection with the case.

23.
Defendants, including RJRT, B&W, Lorillard Tobacco and Investments, appealed, and the U.S. government cross-appealed to the DC Circuit. On 22 May 2009, the DC Circuit affirmed the federal district court’s RICO liability judgment, but vacated the order and remanded for further factual findings and clarification as to whether liability should be imposed against B&W, based on changes in the nature of B&W’s business operations (including the extent of B&W’s control over tobacco operations). The court also remanded on three other discrete issues relating to the injunctive remedies, including for the district court ‘to reformulate’ the injunction on the use of low-tar descriptors ‘to exempt foreign activities that have no substantial, direct, and foreseeable domestic effects,’ and for the district court to evaluate whether corrective communications could be required at point-of-sale displays (which requirement the DC Circuit vacated). On 28 June 2010, the U.S. Supreme Court denied the parties’ petitions for further review.

24.
On 22 December 2010, the district court dismissed B&W from the litigation. In November 2012, the trial court entered an order setting forth the text of the corrective statements and directed the parties to engage in discussions with the Special Master to implement them. After various proceedings and appeals, the federal district court in October 2017 ordered RJRT and the other U.S. tobacco company defendants to fund the publishing of compelled public statements in various U.S. media outlets, including in newspapers, on television, on the companies’ websites, and in onserts on cigarette packaging. The compelled public statements in newspapers and on television were completed in 2018 and in package onserts were completed in mid-2020. Also, the compelled public statements now appear on RJRT websites. The district court is considering mandating the display of the compelled public statements at retail point of sale; an evidentiary hearing is scheduled to begin on 13 June 2022.

(b) Class Actions

25.
At 31 December 2021, RJRT, B&W and Lorillard Tobacco were named as defendants in two separate actions attempting to assert claims on behalf of classes of persons allegedly injured or financially impacted by their smoking, one asserting claims of violation of the Americans With Disabilities Act of 1990, and SFNTC was named in 16 separate cases relating to the use of the words ‘natural,’ ‘100% additive-free,’ or ‘organic’ in Natural American Spirit advertising and promotional materials. If the classes are or remain certified, separate trials may be needed to assess individual plaintiffs’ damages. Among the pending class actions, 16 specified the amount of the claim in the complaint and alleged that the plaintiffs were seeking in excess of US$5 million (approximately £3.7 million) and one that alleged that the plaintiffs were seeking less than US$75,000 (approximately £55,370) per class member plus unspecified punitive damages.

No Additive/Natural/Organic Claim Cases

26.
A total of 16 pending putative class actions were filed in nine U.S. federal district courts against SFNTC, a subsidiary of Reynolds American, which cases generally allege, in various combinations, violations of state deceptive and unfair trade practice statutes, and claim state common law fraud, negligent misrepresentation, and unjust enrichment based on the use of descriptors such as ‘natural’, ‘organic’ and ‘100% additive-free’ in the marketing, labelling, advertising, and promotion of SFNTC’s Natural American Spirit brand cigarettes. In these actions, the plaintiffs allege that the use of these terms suggests that Natural American Spirit brand cigarettes are less harmful than other cigarettes and, for that reason, violated state consumer protection statutes or amounted to fraud or a negligent or intentional misrepresentation. The actions seek various categories of recovery, including economic damages, injunctive relief (including medical monitoring and cessation programmes), interest, restitution, disgorgement, treble and punitive damages, and attorneys’ fees and costs. In April 2016, in response to a motion by the various plaintiffs, the U.S. Judicial Panel on Multidistrict Litigation (JPML) consolidated these cases for pre-trial purposes before a federal court in New Mexico. On 21 December 2017, that court granted the defendants’ motion to dismiss in part, dismissing a number of claims with prejudice, and denied it in part. The district court conducted a five-day hearing on the motion for class certification and on the motion challenging the admissibility of expert opinion testimony in December 2020. The parties filed post-hearing briefs in January 2021 and filed proposed findings of fact and conclusions of law in February 2021. A decision is pending.

Other Putative Class Actions

27.
Jones v. American Tobacco Co.
is a putative class action filed in December 1998 in the Circuit Court, Jackson County, Missouri. The action was brought by a plaintiff on behalf of a putative class of Missouri tobacco product users and purchasers against various defendants, including RJRT, B&W and Lorillard Tobacco alleging that the plaintiffs’ use of the defendants’ tobacco products has caused them to become addicted to nicotine, and seeking an unspecified amount of compensatory and punitive damages. There is currently no activity in this case.

28.
Young v. American Tobacco Co.
is a case filed in November 1997 in the Circuit Court, Orleans Parish, Louisiana against various U.S. cigarette manufacturers, including RJRT and B&W, and parent companies of such manufacturers. This putative ETS class action was brought on behalf of a putative class of Louisiana residents who, though not themselves cigarette smokers, have been exposed to second-hand smoke from cigarettes manufactured by the defendants, and who allegedly suffered injury as a result of that exposure, and seeks an unspecified amount of compensatory and punitive damages. In March 2016, the court entered an order staying the case, including all discovery, pending the completion of an ongoing smoking cessation programme ordered by the court in a now-concluded Louisiana state court certified class action,
Scott v. American Tobacco Co.

Engle
Class Action and
Engle
Progeny Cases (Florida)

29.
In July 1998, trial began in
Engle v. R. J. Reynolds Tobacco Co.
, a then-certified class action filed in Circuit Court, Miami-Dade County, Florida, against U.S. cigarette manufacturers, including RJRT, B&W and Lorillard Tobacco. The then-certified class consisted of Florida citizens and residents, and their survivors, who suffered from smoking-related diseases that first manifested between 5 May 1990, and 21 November 1996, and were caused by an addiction to cigarettes. In July 1999, the jury in this Phase I found against RJRT, B&W, Lorillard Tobacco and the other defendants on common issues relating to the defendants’ conduct, general causation, the addictiveness of cigarettes, and entitlement to punitive damages.

30.
In July 2000, the jury in Phase II awarded the class a total of approximately US$145 billion (approximately £107.1 billion) in punitive damages, apportioned US$36.3 billion (approximately £26.8 billion) to RJRT, US$17.6 billion (approximately £13 billion) to B&W, and US$16.3 billion (approximately £12 billion) to Lorillard Tobacco. The three class representatives in the
Engle
class action were awarded US$13 million (approximately £9.6 million) in compensatory damages.

31.
This decision was appealed and ultimately resulted in the Florida Supreme Court in December 2006 decertifying the class and allowing judgments entered for only two of the three
Engle
class representatives to stand and setting aside the punitive damages award. The court preserved certain of the jury’s Phase I findings, including that cigarettes can cause certain diseases, nicotine is addictive, and defendants placed defective cigarettes on the market, breached duties of care, concealed health-related information and conspired. Putative
Engle
class members were permitted to file individual lawsuits, deemed ‘
Engle
progeny cases’, against the
Engle
defendants, within one year of the Supreme Court’s decision (subsequently extended to 11 January 2008).

32.
During 2015, RJRT and Lorillard Tobacco, together with Philip Morris USA Inc. (PM USA), settled virtually all of the
Engle
progeny cases then pending against them in federal district court. The total amount of the settlement was US$100 million (approximately £73.8 million) divided as follows: RJRT US$42.5 million (approximately £31.4 million); PM USA US$42.5 million (approximately £31.4 million); and Lorillard Tobacco US$15 million (approximately £11.1 million). The settlement covered more than 400 federal
Engle
progeny cases but did not cover 12 federal progeny cases previously tried to verdict and then pending on post-trial motions or appeal, and two federal progeny cases filed by different lawyers from the ones who negotiated the settlement for the plaintiffs.

33.
As at 31 December 2021, there were approximately 1,071
Engle
progeny cases pending in which RJRT, B&W and/or Lorillard Tobacco have all been named as defendants and served. These cases include claims by or on behalf of 1,304 plaintiffs. In addition, as of 31 December 2021, RJRT was aware of four additional
Engle
progeny cases that have been filed but not served. The number of pending cases fluctuates for a variety of reasons, including voluntary and involuntary dismissals. Voluntary dismissals include cases in which a plaintiff accepts an ‘offer of judgment’ from RJRT, Lorillard Tobacco and/or RJRT’s affiliates and indemnitees. An offer of judgment, if rejected by the plaintiff, preserves RJRT’s and Lorillard Tobacco’s right to recover attorneys’ fees under Florida law in the event of a verdict favourable to RJRT or Lorillard Tobacco, or affiliates of such entities. Such offers are sometimes made through court-ordered mediations.

34.
41 trials occurred in
Engle
progeny cases in Florida state and federal courts against RJRT, B&W and/or Lorillard Tobacco from 1 January 2019 through 31 December 2021, and additional state court trials are scheduled for 2022.

35.	The following chart identifies the number of trials in Engle progeny cases as at 31 December 2021 and additional information about the adverse judgments entered:
Trials/verdicts/judgments of individual
Engle
progeny cases from 1 January 2019 through 31 December 2021:

Total number of trials	41

Number of trials resulting in plaintiffs’ verdicts	21**

Total damages awarded in final judgments against RJRT	US$224,990,000 (approximately

£166 million)

Amount of overall damages comprising ‘compensatory damages’ (approximately)	US$65,440,000 (of overall

US$224,990,000) (approximately

£48 million of £166 million)

Amount of overall damages comprising ‘punitive damages’ (approximately)	US$159,550,000 (of overall

US$224,990,000) (approximately

£118 million of £166 million)
** Of the 21 trials resulting in plaintiffs’ verdicts 1 January 2019 to 31 December 2021 (note 11):

Number of adverse judgments appealed by RJRT	13 (note 12)

Number of adverse judgments, in which RJRT still has time to file an appeal	4

Number of adverse judgments in which an appeal was not, and can no longer be, sought	3

Appeals of individual Engle progeny cases 1 January 2019 to 31 December 2021:

Number of adverse judgments appealed by RJRT	15 (note 13)
Note 11:
the 21 trials include two cases that were tried twice (
Gloger v. R.J. Reynolds Tobacco Co. and Bessent-Dixon v. R.J. Reynolds Tobacco Co
.) and one case (
Robert Miller v. R.J. Reynolds Tobacco Co.
) where plaintiff moved for a mistrial following a plaintiff’s verdict where the jury awarded no compensatory or punitive damages, and an adverse judgment has not yet been entered. Plaintiff’s motion for new trial on compensatory damages was granted and RJRT appealed.
Note 12:
of the 13 adverse verdicts appealed by RJRT as a result of judgments arising in the period 1 January 2019 to 31 December 2021:

a.	5 appeals remain undecided in the District Courts of Appeal; and

b.
8 appeals were decided and/or closed in the District Court of Appeals. Of these 8 appeals, 4 were affirmed in favour of plaintiff (review of by the Florida Supreme Court has been sought in 3 of the 4 cases), 3 were reversed for a new trial, and 1 was voluntarily dismissed and judgment paid.

Note 13:
of the 15 adverse judgments appealed by RJRT (during the period 1 January 2019 to 31 December 2021):

a.	5 appeals remain undecided in the District Courts of Appeal;

b.
9 appeals were decided and/or closed in the District Courts of Appeal, and 1 appeal was reversed by the Eleventh Circuit. Of these appeals, 5 were affirmed in favour of plaintiff, 3 in which review of Florida Supreme Court was sought, 1 was voluntarily dismissed and judgment paid, 1 in which the Eleventh Circuit reversed the district court’s denial of Defendants’ motion for judgment in accordance with the verdict, and 3 were reversed for a new trial; and

c	does not include four cases that were appealed prior to the relevant time period but which remain pending before the Florida Supreme Court.

36.
By statute, Florida applies a US$200 million (approximately £147.7 million) bond cap to all
Engle
progeny cases in the aggregate. Individual bond caps for any given
Engle
progeny case vary depending on the number of judgments in effect at a given time. Judicial attempts by several plaintiffs in the
Engle
progeny cases to challenge the bond cap as violating the Florida Constitution have failed. In addition, bills have been introduced in sessions of the Florida legislature that would eliminate the
Engle
progeny bond cap, but those bills have not been enacted as of 31 December 2021.

37.
In 2021, RJRT or Lorillard Tobacco paid judgments in five
Engle
progeny cases. Those payments totalled US$15.14 million (approximately £11.2 million) in compensatory or punitive damages. Additional costs were paid in respect of attorneys’ fees and statutory interest.

38.
In addition, accruals for damages and attorneys’ fees and statutory interest for two cases (
Starr-Blundell v. R. J. Reynolds Tobacco Co.
and
Hardin v. R. J. Reynolds Tobacco Co.
) was recorded in Reynolds American’s consolidated balance sheet as of 31 December 2021 to the value of US$208,400 (approximately £153,860).

(c) Individual Cases

39.
As of 31 December 2021, 222 individual cases were pending in the United States against RJRT, B&W and/or Lorillard Tobacco. This category of cases includes smoking and health cases alleging personal injuries caused by tobacco use or exposure brought by or on behalf of individual plaintiffs based on theories of negligence, strict liability, breach of express or implied warranty, and violations of state deceptive trade practices or consumer protection statutes. The plaintiffs seek to recover compensatory damages, attorneys’ fees and costs, and punitive damages. The category does not include the
Engle
progeny cases,
Broin
II cases, and Filter Cases discussed above and below. One of the individual cases is brought by or on behalf of an individual or his/her survivors alleging personal injury as a result of exposure to ETS.

40.
The following chart identifies the number of individual cases pending as of 31 December 2021 as against the number pending as of 31 December 2020, along with the number of
Engle
progeny cases,
Broin
II cases, and Filter Cases, which are discussed further below.

	U.S.	U.S.	Change in
	Case Numbers	Case Numbers	Number
	31 December	31 December	Increase/
Case Type	2021	2020	(Decrease)

Individual Smoking and Health Cases (note 14)	222	189	33

Engle Progeny Cases (Number of Plaintiffs) (note 15)	1,071 (1,304)	1,400 (1,725)	(329) (421)

Broin II Cases (note 16)	1,200	1,227	(27)

Filter Cases (note 17)	46	48	(2)
(Note 14) Out of the 222 pending individual smoking and health cases, six have received adverse verdicts or judgments in the court of first instance or on appeal, and the total amount of those verdicts or judgments is approximately US$150.1 million (approximately £110.8 million).
(Note 15) The number of
Engle
progeny cases will fluctuate as cases are dismissed or if any of the dismissed cases are appealed. Please see earlier table in paragraph 35.
(Note 16)
Broin v. Philip Morris, Inc.
was a class action filed in Circuit Court in Miami-Dade County, Florida in 1991 and brought on behalf of flight attendants alleged to have suffered from diseases or ailments caused by exposure to ETS in airplane cabins. In October 1997, RJRT, B&W, Lorillard Tobacco and other cigarette manufacturer defendants settled
Broin,
agreeing to pay a total of US$300 million (approximately £221.5 million) in three annual US$100 million (approximately £73.8 million) instalments, allocated among the companies by market share, to fund research on the early detection and cure of diseases associated with tobacco smoke. It also required those companies to pay a total of US$49 million (approximately £36.2 million) for the plaintiffs’ counsel’s fees and expenses. RJRT’s portion of these payments was approximately US$86 million (approximately £63.5 million); B&W’s was approximately US$57 million (approximately £42.1 million); and Lorillard Tobacco’s was approximately US$31 million (approximately £22.9 million). The settlement agreement, among other things, limits the types of claims class members may bring and eliminates claims for punitive damages. The settlement agreement also provides that, in individual cases by class members that are referred to as
Broin
II lawsuits, the defendants will bear the burden of proof with respect to whether ETS can cause certain specifically enumerated diseases, referred to as ‘general causation’. With respect to all other liability issues, including whether an individual plaintiff’s disease was caused by his or her exposure to ETS in airplane cabins, referred to as ‘specific causation’, individual plaintiffs will bear the burden of proof. On 7 September 1999, the Florida Supreme Court approved the settlement. There have been no
Broin
II trials since 2007. There have been periodic efforts to activate cases and the Group expects this to continue over time.
(Note 17) Includes claims brought against Lorillard Tobacco and Lorillard Inc. by individuals who seek damages resulting from their alleged exposure to asbestos fibres that were incorporated into filter material used in one brand of cigarettes manufactured by a predecessor to Lorillard Tobacco for a limited period of time ending more than 50 years ago. Pursuant to the terms of a 1952 agreement between P. Lorillard Company and H&V Specialties Co., Inc. (the manufacturer of the filter material), Lorillard Tobacco is required to indemnify Hollingsworth & Vose for legal fees, expenses, judgments and resolutions in cases and claims alleging injury from finished products sold by P. Lorillard Company that contained the filter material. As of 31 December 2021, Lorillard Tobacco and/or Lorillard Inc. was a defendant in 46 Filter Cases. Since 1 January 2019, Lorillard Tobacco and RJRT have paid, or have reached agreement to pay, a total of approximately US$25.9 million (approximately £19.1 million) in settlements to resolve 102 Filter Cases.
(d) State Settlement Agreements

41.
In November 1998, the major U.S. cigarette manufacturers, including RJRT, B&W and Lorillard Tobacco, entered into the Master Settlement Agreement (MSA) with attorneys general representing 46 U.S. states, the District of Columbia and certain U.S. territories and possessions. These cigarette manufacturers previously settled four other cases, brought on behalf of Mississippi, Florida, Texas and Minnesota, by separate agreements with each state (collectively and with the MSA, the ‘State Settlement Agreements’).

42.
These State Settlement Agreements settled all health care cost recovery actions brought by, or on behalf of, the settling jurisdictions; released the defending major U.S. cigarette manufacturers from various additional present and potential future claims; imposed future payment obligations in perpetuity on RJRT, B&W, Lorillard Tobacco and other major U.S. cigarette manufacturers; and placed significant restrictions on their ability to market and sell cigarettes and smokeless tobacco products. In accordance with the MSA, various tobacco companies agreed to fund a US$5.2 billion (approximately £3.8 billion) trust fund to be used to address the possible adverse economic impact of the MSA on tobacco growers.

43.
RJRT and SFNTC are subject to the substantial payment obligations under the State Settlement Agreements. Payments under the State Settlement Agreements are subject to various adjustments for, among other things, the volume of cigarettes sold, relative market share, operating profit and inflation. Reynolds American’s operating subsidiaries’ expenses and payments under the State Settlement Agreements for 2018, 2019, 2020 and 2021 and the projected expenses and payments for 2022 and onwards are set forth below (in millions of U.S. dollars)*:

						2023 and
	2018	2019	2020	2021	2022	thereafter

Settlement expenses	$2,741	$2,762	$3,572	$3,420

Settlement cash payments	$917	$2,918	$2,848	$3,744

Projected settlement expenses					$>3,300	$>3,200

Projected settlement cash payments					$>3,100	$>3,200

*	Subject to adjustments for changes in sales volume, inflation, operating profit and other factors. Payments are allocated among the companies on the basis of relative market share or other methods.

44.
The State Settlement Agreements have materially adversely affected RJRT’s shipment volumes. Reynolds American believes that these settlement obligations may materially adversely affect the results of operations, cash flows or financial position of Reynolds American and RJRT in future periods. The degree of the adverse impact will depend, among other things, on the rate of decline in U.S. cigarette sales in the premium and value categories, RJRT’s share of the domestic premium and value cigarette categories, and the effect of any resulting cost advantage of manufacturers not subject to the State Settlement Agreements.

45.
In addition, the MSA includes an adjustment that potentially reduces the annual payment obligations of RJRT, Lorillard Tobacco and the other signatories to the MSA, known as ‘Participating Manufacturers’ (PMs). Certain requirements, collectively referred to as the ‘Adjustment Requirements’, must be satisfied before the Non-Participating Manufacturers (NPM) Adjustment for a given year is available: (i) an Independent Auditor must determine that the PMs have experienced a market share loss, beyond a triggering threshold, to those manufacturers that do not participate in the MSA (such non-participating manufacturers being referred to as NPMs); and (ii) in a binding arbitration proceeding, a firm of independent economic consultants must find that the disadvantages of the MSA were a significant factor contributing to the loss of market share. This finding is known as a significant factor determination.

46.
When the Adjustment Requirements are satisfied, the MSA provides that the NPM Adjustment applies to reduce the annual payment obligation of the PMs. However, an individual settling state may avoid its share of the NPM Adjustment if it had in place and diligently enforced during the entirety of the relevant year a ‘Qualifying Statute’ that imposes escrow obligations on NPMs that are comparable to what the NPMs would have owed if they had joined the MSA. In such event, the state’s share of the NPM Adjustment is reallocated to other settling states, if any, that did not have in place and diligently enforce a Qualifying Statute.

47.
RJRT and Lorillard Tobacco are or were involved in NPM Adjustment proceedings concerning the years 2003 to 2019. In 2012, RJRT, Lorillard Tobacco, and SFNTC entered into an agreement (the Term Sheet) with certain settling states that resolved accrued and potential NPM adjustments for the years 2003 through 2012 and, as a result, RJRT and SFNTC collectively received, or are to receive, more than US$1.1 billion (approximately £812.1 million) in credits that, in substantial part, were applied to MSA payments in 2014 through 2017. After an arbitration panel ruled in September 2013 that six states had not diligently enforced their qualifying statutes in the year 2003, additional states joined the Term Sheet. RJRT executed the NPM Adjustment Settlement Agreement on 25 September 2017 (which incorporated the Term Sheet). Since the NPM Adjustment Settlement Agreement was executed, an additional 10 states have joined. NPM proceedings are ongoing and could result in further reductions of the companies’ MSA-related payments.

48.
On 18 January 2017, the State of Florida filed a motion to join Imperial Tobacco Group, PLC (ITG) as a defendant and to enforce the Florida State Settlement Agreement, which motion sought payment under the Florida State Settlement Agreement of approximately US$45 million (approximately £33.2 million) with respect to the four brands (Winston, Salem, Kool and Maverick) that were sold to ITG in the divestiture of certain assets, on 12 June 2015, by subsidiaries or affiliates of Reynolds American and Lorillard, together with the transfer of certain employees and certain liabilities, to a wholly owned subsidiary of Imperial Brands plc (the Divestiture), referred to as the ‘Acquired Brands’. The motion also claimed future annual losses of approximately US$30 million per year (approximately £22.1 million) absent the court’s enforcement of the Florida State Settlement Agreement. The State’s motion sought, among other things, an order declaring that RJRT and ITG are in breach of the Florida Settlement Agreement and are required, jointly and severally, to make annual payments to the State under the Florida State Settlement Agreement with respect to the Acquired Brands. In addition, on 18 January 2017, PM USA filed a motion to enforce the Florida State Settlement Agreement, asserting among other things that RJRT and ITG breached that agreement by failing to make settlement payments as to the Acquired Brands, which PM USA asserts has improperly shifted settlement payment obligations to PM USA. On 27 January 2017, RJRT sought leave to file a supplemental pleading for breach by ITG of its obligations regarding joinder into the Florida State Settlement Agreement. The Florida court, on 30 March 2017, ruled that ITG should be joined into the enforcement action.

49.
After a bench trial, on 27 December 2017 the court entered an order holding that RJRT (not ITG) is liable for annual settlement payments for the Acquired Brands, finding that ITG did not assume liability for annual settlement payments under the terms of the asset purchase agreement relating to the Divestiture and RJRT remained liable for payments under the Florida State Settlement Agreement as to the Acquired Brands. In January 2018, the auditor of the Florida State Settlement Agreement adjusted the final 2017 invoice for the annual payment and amended the 2015 and 2016 invoices for the respective annual payment and the net operating profit penalty for each of those years under the Florida Settlement Agreement, based on the auditor’s interpretation of the court’s order. The adjusted invoices reflected amounts due to both the State of Florida and PM USA. In total, the estimated additional amounts due were US$99 million (approximately £73.1 million) with US$84 million (approximately £62 million) to the State of Florida and US$16 million (approximately £11.8 million) to PM USA. RJRT advised the auditor that it disputed these amounts, and therefore no further amounts were due or would be paid for those years pending the final resolution of RJRT’s appeal of the court’s order. On 23 January 2018, RJRT filed a notice of appeal, and on 25 January 2018, RJRT filed an amended notice of appeal, and PM USA filed a notice of appeal as to the court’s ruling as to ITG. On 26 January 2018, the State moved for recovery of its attorneys’ fees and costs from RJRT. The State and PM USA filed a joint motion for the entry of final judgment on 1 February 2018. The court declined to enter a final judgment until after resolution of the dispute between RJRT and PM USA regarding PM USA’s assertion that settlement payment obligations have been improperly shifted to PM USA. On 15 August 2018, the court entered a final judgment in the action (the Final Judgment). As a result of the Final Judgment, PM USA’s challenge to RJRT’s accounting assumptions related to the Acquired Brands was rendered moot, subject to reinstatement if ITG joins the Florida State Settlement Agreement or if judgment is reversed. On 29 August 2018, RJRT filed a notice of appeal on the Final Judgment. On 7 September 2018, PM USA filed a notice of appeal with respect to the court’s ruling as to ITG. On 12 September 2018, RJRT filed a motion to consolidate RJRT’s appeal with the appeal filed by PM USA, which was granted on 1 October 2018. Appellate briefing was completed on 6 February 2020. Oral argument, originally scheduled for 7 April 2020, was conducted through video conference on 9 June 2020. On 29 July 2020, Florida’s Fourth District Court of Appeal affirmed the Final Judgement. On 12 August 2020, RJRT filed a motion for rehearing or for certification to the Florida Supreme Court of the 29 July 2020 decision. On 10 June 2020, RJRT posted an additional bond in the amount of US$84,102,984.75 (approximately £62.1 million), over the US$103,694,155.08 (approximately £76.6 million) bond initially posted, to cover additional disputed amounts plus two years of statutory interest. The total amount RJRT bonded for its appeal was US$187,797,139.83 (approximately £138.6 million). RJRT’s motion for rehearing or certification to the Florida Supreme Court was denied on 18 September 2020 and its motion for review was denied by the Florida Supreme Court on 18 December 2020. On 5 October 2020, RJRT satisfied the Final Judgment (approximately US$192,869,589.86 (approximately £
142,400,000)
) and paid approximately US$3.2 million (approximately £2.4 million) of Florida’s attorneys’ fees. RJRT’s appellate bonds were released to RJRT by order dated 5 November 2020. RJRT is seeking indemnification from ITG in the Delaware action, as described below.

50.
On 17 February 2017, ITG filed an action in the Court of Chancery of the State of Delaware seeking declaratory relief against Reynolds American and RJRT. In its complaint, ITG asked the court to declare various matters related to its rights and obligations under the asset purchase agreement (and related documents) relating to the Divestiture with respect to the subject of the Florida enforcement litigation. On 24 March 2017, Reynolds American and RJRT answered the ITG complaint and counterclaimed. Cross-motions for partial judgment on the pleadings were filed focusing on whether ITG’s obligation to use ‘reasonable best efforts’ to join the Florida State Settlement Agreement continued after the 12 June 2015 closing. On 30 November 2017, following argument, the Delaware court ruled in favour of RJRT, holding that ITG’s obligation to use its reasonable best efforts to join the Florida Settlement Agreement did not terminate due to the closing of the asset purchase agreement relating to the Divestiture. On 4 January 2019, RJRT filed another motion for partial judgment on the pleadings seeking to resolve two contract-interpretation questions under the asset purchase agreement: first, to the extent RJRT is held liable for any settlement payments based on post-closing sales of the Acquired Brands, ITG assumed this liability, and second, that the asset purchase agreement does not entitle ITG to a unique protection from an equity-fee law that does not yet exist in a Previously Settled State. Argument on RJRT’s motion for partial judgment was heard on 4 June 2019. On 23 September 2019, the Delaware Chancery Court declined to resolve, at that time, the first issue, whether ITG had assumed any liability imposed on RJRT for making settlement payments on ITG’s brands. The court concluded that both sides had presented reasonable interpretations of the asset purchase agreement, which was therefore ambiguous, so the court would receive any parole evidence that may exist to help interpret the intent of the asset purchase agreement on assumed liabilities. The court granted RJRT’s motion on the second issue and ruled that ITG could not refuse to join the Florida State Settlement Agreement unless a joinder exempted it from a future equity-fee statute. On 11 October 2019, ITG filed in the Chancery Court a motion to seek interlocutory appeal in the Delaware Supreme Court on the second issue, which was denied on 31 October 2019. On 31 October 2019, ITG filed a notice of interlocutory appeal directly to the Delaware Supreme Court, which was denied on 7 November 2019. Following the settlement of the Minnesota and Texas enforcement litigation, as described below, claims in the Delaware litigation with respect to those states were voluntarily dismissed by orders entered, respectively, on 7 April 2021 and 2 June 2021. On 20 August 2021, Reynolds American and RJRT amended their counterclaims to account for those settlements, as well as the resolution of the Florida enforcement litigation, described above, which included adding a claim for indemnification for the Final Judgment in Florida. Discovery is ongoing and scheduled to end in early 2022. A hearing on summary judgment motions is scheduled to follow, and trial is scheduled to begin on 8 September 2022.

51.
On 26 March 2018, the State of Minnesota filed a motion against RJRT to enforce the Minnesota State Settlement Agreement, which motion sought payments under the Minnesota State Settlement Agreement of approximately US$40 million (approximately £29.5 million) with respect to the Acquired Brands. The motion also claimed future annual losses of approximately US$15 million (approximately £11.1 million) absent the court’s enforcement of the Minnesota State Settlement Agreement.

The State of Minnesota also filed a separate complaint against ITG, which complaint sought the same payments. The State’s motion against RJRT and complaint against ITG sought, among other things, an order declaring that RJRT and ITG were in breach of the Minnesota State Settlement Agreement and were jointly and severally liable to make annual payments to the State of Minnesota under the Minnesota State Settlement Agreement with respect to the Acquired Brands. In addition, on 28 March 2018, PM USA filed a motion to enforce the Minnesota State Settlement Agreement, asserting, among other things, that RJRT and ITG breached the Minnesota State Settlement Agreement by failing to make settlement payments as to the Acquired Brands, which PM USA asserted had improperly shifted settlement payment obligations to PM USA. On 27 March 2018, the Minnesota court consolidated the motions to enforce and separate complaint against ITG into one proceeding captioned
In re Petition of the State of Minnesota for an Order Compelling Payments of Settlement Proceeds Related to ITG Brands LLC,
Court File No. 62-CV-18-1912. On 11 June 2018, the court held a scheduling conference in the case and by order dated 21 June 2018, set a discovery schedule for the case, under which discovery is complete. A hearing on the motions to enforce to determine if RJRT and/ or ITG are liable to make payments on the Acquired Brands was held on 26 June 2019. On 24 September 2019, the Minnesota District Court issued an Order and Memorandum, holding RJRT liable for settlement payments on the Acquired Brands, and determining the issue of whether ITG is a ‘successor or assign’ of RJRT under the Minnesota State Settlement Agreement is unresolved, reasoning ITG’s status depends on whether it satisfied its post-closing obligation to expend its reasonable best efforts to join the Minnesota State Settlement Agreement. On 23 December 2019, ITG filed a motion in the Minnesota District Court seeking certification of an appeal of certain questions arising from the 24 September 2019 order. On 21 January 2020, a hearing was held on ITG’s motion seeking certification of an appeal. On 19 February 2020, the Minnesota District Court entered an Order and Memorandum denying ITG’s motion for certification. A multi-day hearing to determine whether ITG is liable for settlement payments was completed on 9 September 2020. The parties filed post-hearing briefs on 13 November 2020. A status conference was held on 3 March 2021, during which the parties agreed to notify the Court of the status of settlement discussions by 15 March 2021. On 15 March 2021, the parties resolved all claims and an order of dismissal was entered by the Minnesota district court on 17 March 2021.

52.
On 28 January 2019, the State of Texas filed motions in the original Texas health care reimbursement case, brought against the tobacco industry that led to the Texas State Settlement Agreement, to join ITG as a defendant and to enforce the Texas State Settlement Agreement against RJRT and ITG, seeking payment under the Texas State Settlement Agreement of approximately US$125 million (approximately £92.3 million) with respect to the Acquired Brands that were sold to ITG in the Divestiture. The motion also claimed future annual losses of an unspecified amount absent the court’s enforcement of the Texas State Settlement Agreement. The State’s motion sought, among other things, an order declaring that RJRT, or in the alternative, ITG, is in breach of the Texas Settlement Agreement and is required to make annual payments to the State under the Texas State Settlement Agreement with respect to the Acquired Brands. In addition, on 29 January 2019,

PM USA filed a motion to enforce the Texas State Settlement Agreement, asserting among other things that RJRT and ITG breached that agreement by failing to make settlement payments as to the Acquired Brands, which PM USA asserts has improperly shifted settlement payment obligations to PM USA. After completion of discovery, a hearing on the motions to enforce was held on 30 October 2019. On 25 February 2020, the Court entered a Memorandum Opinion and Order holding that RJRT remains liable for settlement payments on the Acquired Brands under the Texas Settlement Agreement. The Court further held that, although ITG is unambiguously an assign within the meaning of the Texas Settlement Agreement, a final determination of the scope of ITG’s obligations under the asset purchase agreement is to be determined in the litigation pending before the Delaware Court. Pursuant to the Court’s direction, on 9 March 2020 the parties submitted a status report indicating the remaining issues before the Court include RJRT’s position that the Court should subtract the equity fee payments made on the Acquired Brands by ITG’s distributors from the settlement payments due by RJRT after including the Acquired Brands in calculating damages, whether a final judgment should be entered in favour of ITG, whether a partial final judgment should be entered against RJRT and the State’s request for an award of attorneys’ fees and costs against RJRT and/or ITG. On 5 May 2020 the Court entered final judgment (later clarified in a 14 August 2020 amended judgment) on the State’s motion, ordering RJRT to pay all settlement amounts due on the Acquired Brands under the Texas Settlement Agreement; granting RJRT a full dollar-for-dollar set-off for all equity fee payments made on the Acquired Brands by ITG or its distributors, but holding RJRT liable for any equity fee payments that are lawfully refunded; and ordering the case closed, to be reopened after ITG’s liability under the asset purchase agreement is determined by the Delaware Court. ITG’s equity fee payments to Texas for the Acquired Brands currently equal approximately 90% of the annual Texas settlement payments for those brands. Thus, the settlement payments for those Acquired Brands exceed ITG’s equity fee payments by approximately US$3 million (approximately £2.2 million) per year. As such, RJRT would owe approximately US$3 million (approximately £2.2 million) a year after an equity fee credit. Due to how the profit penalty is allocated, RJRT will pay approximately US$10 million (approximately £7.4 million) less in 2019 in Texas payments than it would have paid had ITG joined, with that trend continuing in future years. However, because ITG made equity fee payments at a substantially lower rate before 2019, and because of how the profit penalty was calculated before now, RJRT owed approximately US$260.4 million (before interest) (approximately £192.2 million) in past payments under the judgment through 2020. On 3 and 4 June 2020, respectively, RJRT and ITG filed notices of appeal of the 5 May 2020 judgment. In August 2020, RJRT filed a notice of appeal, and in September 2020, the State and ITG filed notices of appeal from the portion of the judgment denying the motion to remove the equity fee set-off. RJRT moved to dismiss ITG’s appeal for lack of jurisdiction, which motion was ordered by the Fifth Circuit Court of Appeals to be argued with ITG’s appeal. On 2 November 2020 RJRT filed its appellate brief. On 19 January 2021 the parties filed responses. On 21 May 2021, the parties entered into a settlement agreement resolving all claims. On 27 May 2021, the parties filed a stipulation dismissing all claims, and on 28 May 2021, the Fifth Circuit dismissed the parties’ appeals.

53.
In June 2015, ITG joined the Mississippi Settlement Agreement. On 26 December 2018, PM USA filed a Motion to Enforce Settlement Agreement against RJRT and ITG alleging RJRT and ITG failed to act in good faith in calculating the base-year net operating profits for the Acquired Brands, claiming damages of approximately US$6 million (approximately £4.4 million) through 2017. On 21 February 2019, the Chancery Court of Jackson County, Mississippi held a scheduling conference and issued a discovery schedule order. A hearing on PM USA’s Motion to Enforce Settlement Agreement originally scheduled for 3-6 May 2021 was adjourned on consent of the parties to 11-12 August 2021. On 8 June 2021, PM USA and RJRT entered into a settlement agreement resolving the outstanding payment calculation issues. On 11 June 2021, the Mississippi Chancery Court entered an order withdrawing PM USA’s motion to enforce. On 3 December 2019, the State of Mississippi filed a Notice of Violation and Motion to Enforce the Settlement Agreement in the Chancery Court of Jackson County, Mississippi against RJRT, PM USA and ITG, seeking a declaration that the base year 1997 net operating profit to be used in calculating the Net Operating Profit Adjustment was not affected by the change in the federal corporate tax rate in 2018 from 35% to 21%, and an order requiring RJRT to pay the approximately US$5 million (approximately £3.7 million) difference in its 2018 payment because of this issue. Determination of this issue may affect RJRT’s annual payment thereafter. A hearing on Mississippi’s Motion to Enforce Settlement Agreement occurred on 6-7 October 2021.

54.
In January 2021, RJRT reached an agreement with several MSA states to waive RJRT’s claims under the MSA in connection with a settlement between those MSA states and a non-participating manufacturer, S&M Brands, Inc. (S&M Brands), under which the states released certain claims against S&M Brands in exchange for receiving a portion of the funds S&M Brands had deposited into escrow accounts in those states pursuant to the states’ escrow statutes. In consideration for waiving claims, RJRT, together with SFNTC, received approximately $55.4 million from the escrow funds paid to those MSA states under their settlement with S&M Brands.

Tobacco-Related Litigation Outside the U.S.

55.	As at 31 December 2021:

a.	medical reimbursement actions are being brought in Angola, Brazil, Canada, Nigeria and South Korea;

b.	class actions are being brought in Canada and Venezuela; and

c.
active tobacco product liability claims against the Group’s companies existed in 12 markets outside the U.S. The only markets with five or more claims were Argentina, Brazil, Canada, Nigeria and Italy.

(a) Medical reimbursement cases
Angola

56.
In or about November 2016, BAT Angola affiliate Sociedade Unificada de Tabacos de Angola (SUT) was served with a collective action filed in the Provincial Court of Luanda, 2nd Civil Section, by the consumer association Associação Angolana dos Direitos do Consumidor (AADIC). The lawsuit seeks damages of AOA 800,000,000 (approximately £1,000,000) allegedly incurred by the Angolan Instituto Nacional do Controlo do Cancro (INCC) for the cost of treating tobacco-related disease, non-material damages allegedly suffered by certain individual smokers on the rolls of INCC, and the mandating of certain cigarette package warnings. SUT filed its answer to the claim on or about 5 December 2016. The case remains pending.

Argentina

57.
In 2007, the non-governmental organisation the Argentina Tort Law Association (ATLA) and Emma Mendoza Voguet brought a reimbursement action against Nobleza Piccardo S.A.I.C.y.F. (Nobleza) and Massalín Particulares. The case is being heard in the Contentious Administrative Court. The parties filed conclusive briefs on 20 May 2019. On 11 May 2021, the Court dismissed the case on the basis of plaintiffs’ lack of legal standing to bring the suit. Plaintiffs did not appeal within the applicable deadline and accordingly the judgment dismissing the case has become final.

Canada

58.
On 1 March 2019, the Quebec Court of Appeal handed down a judgment which largely upheld and endorsed the lower court’s previous decision in two Quebec class actions (the Quebec Class Actions), as further described below. The share of the judgment for Imperial, the Group’s operating company in Canada, is approximately CAD $9.2 billion (approximately £5.4 billion). As a result of this judgment, there were attempts by the Quebec plaintiffs to obtain payment out of the CAD $758 million (approximately £443 million) on deposit with the court. JTI-MacDonald Corp (a co-defendant in the cases) filed for creditor protection under the Companies’ Creditors Arrangement Act (the CCAA) on 8 March 2019. A court order to stay all tobacco litigation in Canada against all defendants (including RJRT and its affiliate R.J. Reynolds Tobacco International Inc. (collectively, the RJR Companies)) until 4 April 2019 was obtained, and the need for a mediation process to resolve all the outstanding litigation across the country was recognised. On 12 March 2019 Imperial filed for creditor protection under the CCAA. In its application Imperial asked the Ontario Superior Court to stay all pending or contemplated litigation against Imperial, certain of its subsidiaries and all other Group companies that were defendants in the Canadian tobacco litigation, including British American Tobacco p.l.c. (the Company), Investments, Industries and Carreras Rothmans Limited (collectively, the UK Companies). On 22 March 2019, Rothmans, Benson & Hedges Inc. also filed for CCAA protection and obtained a stay of proceedings (together with the other two stays, the Stays). The Stays are currently in place until 31 March 2022. While the Stays are in place, no steps are to be taken in connection with the Canadian tobacco litigation with respect to any of the defendants.

59.	The below represents the state of the referenced litigation as at the advent of the Stays.

60.
Following the implementation of legislation enabling provincial governments to recover health-care costs directly from tobacco manufacturers, 10 actions for recovery of health-care costs arising from the treatment of smoking- and health-related diseases have been brought. These proceedings name various Group companies as defendants, including the UK Companies and Imperial as well as the RJR Companies. Pursuant to the terms of the 1999 sale of RJRT’s international tobacco business to Japan Tobacco Incorporated (JTI), JTI has agreed to indemnify RJRT for all liabilities and obligations (including litigation costs) arising in respect of the Canadian recoupment actions. Subject to a reservation of rights, JTI has assumed the defence of the RJR Companies in these actions.

61.
The 10 cases were proceeding in British Columbia, New Brunswick, Newfoundland and Labrador, Ontario, Quebec, Manitoba, Alberta, Saskatchewan, Nova Scotia and Prince Edward Island. The enabling legislation is in force in all 10 provinces. In addition, legislation has received Royal Assent in two of the three territories in Canada, but has yet to be proclaimed into force.

Canadian province	Act pursuant to which Claim was brought	Companies named as Defendants	Current stage

British Columbia	Tobacco Damages and Health Care Costs Recovery Act 2000	Imperial, Investments, Industries, Carreras Rothmans Limited, the RJR Companies and other former Rothmans Group companies have been named as defendants and served.
The defences of Imperial, Investments, Industries, Carreras Rothmans Limited and the RJR Companies have been filed, and document production and discoveries were ongoing. On 13 February 2017 the Province delivered an expert report dated October 2016, quantifying its damages in the amount of CAD$118 billion (approximately £69 billion). No trial date has been set. The federal government is seeking CAD$5 million (approximately £2.9 million) jointly from all the defendants in respect of costs pertaining to the third-party claim, now dismissed.

New Brunswick	Tobacco Damages and Health Care Costs Recovery Act 2006	Imperial, the UK Companies and the RJR Companies have been named as defendants and served.
The defences of Imperial, the UK Companies and the RJR Companies have been filed and document production and discoveries are substantially complete. The most recent expert report filed by the Province estimated a range of damages between CAD $11.1 billion (approximately £6.5 billion) and CAD $23.2 billion (approximately £13.6 billion), including expected future costs. Following a motion to set a trial date, the New Brunswick Court of Queen’s Bench ordered that the trial commence on 4 November 2019. On 7 March 2019, the New Brunswick Court of Queen’s Bench released a decision which requires the Province to produce a substantial amount of additional documentation and data to the defendants. As a result, the original trial date of 4 November 2019 would have been delayed. No new trial date has been set.

Ontario	Tobacco Damages and Health Care Costs Recovery Act 2009	Imperial, the UK Companies and the RJR Companies have been named as defendants and served.
The defences of Imperial, the UK Companies and the RJR Companies have been filed. The parties completed significant document production in the summer of 2017 and discoveries commenced in the autumn of 2018. On 15 June 2018, the Province delivered an expert report quantifying its damages in the range of CAD$280 billion (approximately £163.7 billion) – CAD$630 billion (approximately £368.2 billion) in 2016/2017 dollars for the period 1954 – 2060, and the Province amended the damages sought in its Statement of Claim to CAD$330 billion (approximately £192.9 billion). On 31 January 2019, the Province delivered a further expert report claiming an additional amount between CAD $9.4 billion (approximately £5.5 billion) and CAD$10.9 billion in damages (approximately £6.4 billion) in respect of ETS. No trial date has been set.

Newfoundland and Labrador	Tobacco Health Care Costs Recovery Act 2001	Imperial, the UK Companies and the RJR Companies have been named as defendants and served.
The case is at an early case management stage. The defences of Imperial, the UK Companies and the RJR Companies have been filed and the Province began its document production in March 2018. Damages have not been quantified by the Province. No trial date has been set.

Saskatchewan	Tobacco Damages and Health Care Costs Recovery Act 2007	Imperial, the UK Companies and the RJR Companies have been named as defendants and served.
This case is at an early case management stage. The defences of Imperial, the UK Companies and the RJR Companies have been filed and the Province has delivered a test shipment of documents. Damages have not been quantified by the Province. No trial date has been set.

Manitoba	Tobacco Damages Health Care Costs Recovery Act 2006	Imperial, the UK Companies and the RJR Companies have been named as defendants and served.
This case is at an early case management stage. The defences of Imperial, the UK Companies and the RJR Companies have been filed and document production commenced. Damages have not been quantified by the Province. No trial date has been set.

Alberta	Crown’s Right of Recovery Act 2009	Imperial, the UK Companies and the RJR Companies have been named as defendants and served.
This case is at an early case management stage. The defences of Imperial, the UK Companies and the RJR Companies have been filed and the Province commenced its document production. The Province has stated its claim to be worth CAD$10 billion (approximately £5.8 billion). No trial date has been set.

Canadian province	Act pursuant to which Claim was brought	Companies named as Defendants	Current stage

Quebec	Tobacco Related Damages and Health Care Costs Recovery Act 2009	Imperial, Investments, Industries, the RJR Companies and Carreras Rothmans Limited have been named as defendants and served.
The case is at an early case management stage. The defences of Imperial, Investments, Industries, Carreras Rothmans Limited and the RJR Companies have been filed. Motions over admissibility of documents and damages discovery have been filed but not heard. The Province is seeking CAD$60 billion (approximately £35.1 billion). No trial date has been set.

Prince Edward Island	Tobacco Damages and Health Care Costs Recovery Act 2009	Imperial, the UK Companies and the RJR Companies have been named as defendants and served.
This case is at an early case management stage. The defences of Imperial, the UK Companies and the RJR Companies have been filed and the next step was expected to be document production, which the parties deferred for the time being. Damages have not been quantified by the Province. No trial date has been set.

Nova Scotia	Tobacco Health Care Costs Recovery Act 2005	Imperial, the UK Companies and the RJR Companies have been named as defendants and served.
This case is at an early case management stage. The defences of Imperial, the UK Companies and the RJR Companies have been filed. The Province provided a test document production in March 2018. Damages have not been quantified by the Province. No trial date has been set.

Nigeria

62.
British American Tobacco (Nigeria) Limited (BAT Nigeria), the Company and Investments have been named as defendants in a medical reimbursement action by the federal government of Nigeria, filed on 6 November 2007 in the Federal High Court, and in similar actions filed by the Nigerian states of Kano (9 May 2007), Oyo (30 May 2007), Lagos (13 March 2008), Ogun (26 February 2008), and Gombe (17 October 2008) commenced in their respective High Courts. In the five cases that remain active, the plaintiffs seek a total of approximately 10.6 trillion Nigerian naira (approximately £14.9 billion) in damages, including special, anticipatory and punitive damages, restitution and disgorgement of profits, as well as declaratory and injunctive relief.

63.
The suits claim that the state and federal government plaintiffs incurred costs related to the treatment of smoking-related illnesses resulting from allegedly tortious conduct by the defendants in the manufacture, marketing, and sale of tobacco products in Nigeria, and assert that the plaintiffs are entitled to reimbursement for such costs. The plaintiffs assert causes of action for negligence, negligent design, fraud and deceit, fraudulent concealment, breach of express and implied warranty, public nuisance, conspiracy, strict liability, indemnity, restitution, unjust enrichment, voluntary assumption of a special undertaking, and performance of another’s duty to the public.

64.
The Company and Investments have made a number of challenges to the jurisdiction of the Nigerian courts. Such challenges are still pending (on appeal) against the federal government and the states of Lagos, Kano, Gombe and Ogun. The underlying cases are stayed or adjourned pending the final outcome of these jurisdictional challenges. In the state of Oyo, on 13 November 2015, and 24 February 2017, respectively, the Company’s and Investments’ jurisdictional challenges were successful in the Court of Appeal and the issuance of the writ of summons was set aside.

South Korea

65.
In April 2014, Korea’s National Health Insurance Service (NHIS) filed a healthcare recoupment action against KT&G (a Korean tobacco company), PM Korea and BAT Korea (including BAT Korea Manufacturing). The NHIS is seeking damages of roughly 54 billion Korean Won (approximately £33.5 million) in respect of health care costs allegedly incurred by the NHIS treating patients with lung (small cell and squamous cell) and laryngeal (squamous cell) cancer between 2003 and 2012. Court hearings in the case, which constitute the trial, commenced in September 2014. On 20 November 2020, the court issued a judgment in favour of the defendants and dismissing all of the plaintiff’s claims. The NHIS filed an appeal of the judgment on 11 December 2020. Appellate proceedings commenced in June 2021 and remain ongoing.

Brazil

66.
On 21 May 2019, the Federal Attorney’s Office (AGU) in Brazil filed an action in the Federal Court of Rio Grande do Sul against the Company, the BAT Group’s Brazilian subsidiary Souza Cruz LTDA (Souza Cruz), Philip Morris International, Philip Morris Brazil Indústria e Comércio LTDA and Philip Morris Brasil S/A, asserting claims for medical reimbursement for funds allegedly expended by the federal government as public health care expenses to treat 26 tobacco-related diseases over the last five years and that will be expended in perpetuity during future years, including diseases allegedly caused both by cigarette smoking and exposure to ETS. The action includes a claim for moral damages allegedly suffered by Brazilian society to be paid into a public welfare fund. The action is for an unspecified amount of monetary compensation, as the AGU seeks a bifurcated action in which liability would be determined in the first phase followed by an evidentiary phase to ascertain damages.

67.
On 19 July 2019, the trial court ordered that service of the action on the Company be effected via service on Souza Cruz. On 6 August 2019, Souza Cruz refused to receive service on behalf of the Company due to Souza Cruz’s lack of power to receive the summons on behalf of the Company and such refusal was attached to the case files on 9 August 2019. On 7 August 2019, Souza Cruz was served with the complaint by the AGU and Souza Cruz’s acknowledgement of service was attached to the case files on 12 August 2019.

68.
On 19 August 2019, Souza Cruz filed an interlocutory appeal challenging the 19 July 2019 trial court order permitting the AGU to effect service on the Company by serving Souza Cruz and requesting a stay of the proceedings until the appeal is decided. Souza Cruz also appealed the fact that several documents attached to the AGU’s complaint are in English, without proper translation, and it also appealed the very short term of 30 days for the defendants to prepare their defences.

69.
On 20 August 2019, Souza Cruz informed the trial court about the appeal and the trial court entered an order, which ordered the closure of the online system preventing the parties from submitting any petition so that no prejudice would be caused to the defendants and permitted the AGU, within 15 days of its notification, to respond to the argument that the service of a foreign defendant via its Brazilian subsidiary constituted improper service. On 21 August 2019, the substitute reporting judge of the appellate court, having been notified that the trial court judge had in the meantime issued a new decision (thereby revoking the previous decision), ruled that the appeal filed had therefore been rendered moot. The AGU filed its submission in the trial court on 19 September 2019, and Souza Cruz filed a reply submission on 25 September 2019. Souza Cruz reported on 4 February 2020 that the trial court ruled that service of the Company via its Brazilian subsidiary constituted proper service, denied the request for additional time to file defences, denied the request to have the foreign language documents attached to the initial complaint fully translated into Portuguese, and ordered that defences be filed within 30 business days. On 18 February 2020, Souza Cruz filed an interlocutory appeal (including a request to stay the deadline to file defences). On 12 March 2020, the court denied the request for a stay. On 11 May 2020, the Company filed a petition to intervene in Souza Cruz’s interlocutory appeal. On 17 June 2020, AGU filed its opposition to Souza Cruz’s interlocutory appeal. The Company filed a reply submission on 8 July 2020. On 15 July 2020, the court denied the interlocutory appeal.

Souza Cruz and the Company submitted on 6 August 2020 requests for clarification of this appellate decision. The court granted the Company’s request to intervene, and rejected Souza Cruz and the Company’s request for clarification of the appellate decision, which decision became final on 6 June 2021. Souza Cruz and the Company filed their respective defences on 12 May 2020. On 19 May 2020, a notice was sent to the Public Prosecutor’s Office (MPF) regarding the AGU’s request that the MPF join the action as a plaintiff. The MPF, in its response filed 10 July 2020, rejected the AGU’s request, and declined to join the action as party, but will act as an ‘inspector of the law’, which enables MPF to express its opinion on matters in the case. The court to date has not opened up the term for the AGU to reply to the defences presented. On 19 February 2021, the Associação de Controle do Tabagismo, Promoção da Saúde (ACT) filed a petition seeking to intervene in the case as amicus curiae
, which petition remains pending. On 25 March 2021 and 26 March 2021, respectively, Souza Cruz and PMB filed petitions requesting that ACT’s powers be limited should ACT be admitted as amicus curiae
. On 19 May 2021, ACT filed a brief in further support of its amicus curiae
petition. On 8 August 2021, the Company responded to ACT’s request to intervene as amicus
curiae
, arguing that ACT’s request should be rejected or in the alternative that the scope of ACT’s intervention rights should be limited. On 31 August 2021, ACT responded to the Company’s submission. A court ruling on ACT’s petition is pending.

(b) Class Actions
Canada

70.
As noted above, on 1 March 2019 the Quebec Court of Appeal handed down a judgment which largely upheld and endorsed the lower court’s previous decision in two Quebec Class Actions, as further described below. Imperial’s share of the judgment is approximately CAD $9.2 billion (approximately £5.4 billion). As a result of this judgment, there were attempts by the Quebec plaintiffs to obtain payment out of the CAD $758 million (approximately £443 million) on deposit with the court. JTI-MacDonald Corp (a co-defendant in the cases) filed for creditor protection under the CCAA on 8 March 2019. A court order to stay all tobacco litigation in Canada against all defendants (including the RJR Companies) until 4 April 2019 was obtained, and the need for a mediation process to resolve all the outstanding litigation across the country was recognized. On 12 March 2019 Imperial filed for protection under the CCAA. In its application Imperial asked the Ontario Superior Court to stay all pending or contemplated litigation against Imperial, certain of its subsidiaries and all other Group companies that were defendants in the Canadian tobacco litigation, including the UK Companies. On 22 March 2019, Rothmans, Benson & Hedges Inc. also filed for CCAA protection and obtained a stay of proceedings (together with the other two stays, the Stays). The Stays are currently in place until 31 March 2022. While the Stays are in place, no steps are to be taken in connection with the Canadian tobacco litigation with respect to any of the defendants.

71.	The below represents the state of the referenced litigation as at the advent of the Stays.

72.	There are 11 class actions being brought in Canada against Group companies.
74.
On appeal, the appellate court confirmed the certification of the class, but limited any financial liability, if proven, to 1997 onward. Imperial’s third-party claim against the federal government was dismissed by the Supreme Court of Canada. The federal government is seeking a cost order of CAD$5 million (approximately £2.9 million) from Imperial relating to its now dismissed third-party claim. After being dormant for several years, the plaintiff delivered a Notice of Intention to Proceed, and Imperial delivered an application to dismiss the action for delay. The application was heard on 23 June 2017 and was dismissed on 23 August 2017. Notice to class members of certification was provided on 14 February 2018. As at the date of the Stays, the next steps were expected to include discovery-related ones.

75.
Growers’ Class Action:
in December 2009, Imperial was served with a proposed class action filed by Ontario tobacco farmers and the Ontario Flue-Cured Tobacco Growers’ Marketing Board. The plaintiffs allege that Imperial and the Canadian subsidiaries of Philip Morris International and JTI failed to pay the agreed domestic contract price to the growers used in products manufactured for the export market and which were ultimately smuggled back into Canada. JTI has sought indemnification pursuant to the JTI Indemnities (discussed below at paragraphs 137-138). The plaintiffs seek damages in the amount of CAD$50 million (approximately £29.2 million). Various preliminary challenges have been heard, the last being a motion for summary judgment on a limitation period. The motion was dismissed and ultimately, leave to appeal to the Ontario Court of Appeal was dismissed in November 2016. In December 2017, the plaintiffs proposed that the action proceed by way of individual actions as opposed to a class action. The defendants did not consent. As at the date of the Stays, the claim was in abeyance pending further action from the plaintiffs.

76.
Quebec Class Actions:
there are currently two class actions in Quebec. On 21 February 2005, the Quebec Superior Court granted certification in two class actions against Imperial and two other domestic manufacturers. The court certified two classes, with the class definitions being revised in the judgment rendered 27 May 2015. One class consists of residents of Quebec who (a) smoked before 20 November 1998 at least 12 pack years of cigarettes manufactured by the defendants; and (b) were diagnosed before 12 March 2012 with: lung cancer, or cancer (squamous cell carcinoma) of the throat, or emphysema. The group also includes the heirs of persons deceased after 20 November 1998 who meet the criteria described above. The second consists of residents of Quebec who, as of 30 September 1998, were addicted to nicotine contained in cigarettes and who in addition meet the following three criteria: (a) they started smoking before 30 September 1994 by smoking cigarettes manufactured by the defendants; (b) between 1 September and 30 September 1998 they smoked on average at least 15 cigarettes manufactured by the defendants on a daily basis; and (c) they still smoked an average of at least 15 cigarettes manufactured by the defendants as of 21 February 2005, or until their death if it occurred before that date.

The group also includes the heirs of members who meet the criteria described above. Pursuant to the judgment, the plaintiffs were awarded damages and interest against Imperial and the Canadian subsidiaries of Philip Morris International and JTI in the amount of CAD$15.6 billion (approximately £9.1 billion), most of which was on a joint and several basis, of which Imperial’s share was CAD$10.4 billion (approximately £6.1 billion). An appeal of the judgment was filed on 26 June 2015. The court also awarded provisional execution pending appeal of CAD$1,131 million (approximately £661.1 million), of which Imperial’s share was approximately CAD$742 million (approximately £433.7 million). This order was subsequently overturned by the Court of Appeal. Following the cancellation of the order for provisional execution, the plaintiffs filed a motion against Imperial and one other manufacturer seeking security in the amount of CAD $5 billion (approximately £2.9 billion) to guarantee, in whole or in part, the payment of costs of the appeal and the judgment. On 27 October 2015, the Court of Appeal ordered the parties to post security in the amount of CAD$984 million (approximately £575.1 million), of which Imperial’s share was CAD$758 million (approximately £443 million). The security was paid in seven equal quarterly instalments of just over CAD$108 million (approximately £63.1 million) between 31 December 2015 and 30 June 2017. The appeal was heard in November 2016. On 1 March 2019, the trial judgment was upheld by a unanimous decision of the five-member panel of the Court of Appeal, with one exception being an amendment to the original interest calculation applied to certain portions of the judgment. The interest adjustment has resulted in the reduction of the total maximum award in the two cases to CAD $13.7 billion (approximately £8 billion) as of 1 March 2019, with Imperial’s share being reduced to approximately CAD $9.2 billion (approximately £5.4 billion). The Court of Appeal also upheld the payment of the initial deposits into the defendants’ solicitors’ trusts account within 60 days, totalling approximately CAD $1.13 billion (approximately £660.5 million), of which Imperial’s share was recalculated by the Court of Appeal as CAD $759 million (approximately £443.6 million). Imperial has already paid CAD $758 million (approximately £443 million) into court as security for the judgment.

77.
Other Canadian Smoking and Health Class Actions:
seven putative class actions, described below, have been filed against various Canadian and non-Canadian tobacco-related entities, including the UK Companies, Imperial and the RJR Companies, in various Canadian provinces. In these cases, none of which have quantified their asserted damages, the plaintiffs allege claims based on fraud, fraudulent concealment, breach of warranty of merchantability, and of fitness for a particular purpose, failure to warn, design defects, negligence, breach of a ‘special duty’ to children and adolescents, conspiracy, concert of action, unjust enrichment, market share liability and violations of various trade practices and competition statutes. Pursuant to the terms of the 1999 sale of RJRT’s international tobacco business, and subject to a reservation of rights, JTI has assumed the defence of the RJR Companies in these seven actions (Semple, Kunka, Adams, Dorion, Bourassa, McDermid and Jacklin, discussed below).

78.
In June 2009, four smoking and health class actions were filed in Nova Scotia (Semple), Manitoba (Kunka), Saskatchewan (Adams) and Alberta (Dorion) against various Canadian and non-Canadian tobacco-related entities, including the UK Companies, Imperial and the RJR Companies. In Saskatchewan, the Company, Carreras Rothmans Limited and Ryesekks p.l.c. have been released from Adams, and the RJR Companies have brought a motion challenging the jurisdiction of the court. There are service issues in relation to Imperial and the UK Companies in Alberta and in relation to the UK Companies in Manitoba. The plaintiffs did not serve their certification motion materials and no dates for certification motions were set.

79.
In June 2010, two further smoking and health class actions were filed in British Columbia against various Canadian and non-Canadian tobacco-related entities, including Imperial, the UK Companies and the RJR Companies. The Bourassa claim is allegedly on behalf of all individuals who have suffered chronic respiratory disease and the McDermid claim proposes a class based on heart disease. Both claims state that they have been brought on behalf of those who have ‘smoked a minimum of 25,000 cigarettes’. The UK Companies, Imperial, the RJR Companies and other defendants objected to jurisdiction. Subsequently, the Company, Carreras Rothmans Limited and Ryesekks p.l.c. were released from Bourassa and McDermid. Imperial, Industries, Investments and the RJR Companies remain as defendants in both actions. The plaintiffs did not serve their certification motion materials and no dates for certification motions were set.

80.
In June 2012, a smoking and health class action was filed in Ontario (Jacklin) against various Canadian and non-Canadian tobacco-related entities, including the UK Companies, Imperial and the RJR Companies. The claim has been in abeyance.

Venezuela

81.
In April 2008, the Venezuelan Federation of Associations of Users and Consumers (FEVACU) and Wolfang Cardozo Espinel and Giorgio Di Muro Di Nunno, acting as individuals, filed a class action against the Venezuelan government. The class action seeks regulatory controls on tobacco and recovery of medical expenses for future expenses of treating smoking-related illnesses in Venezuela. Both C.A Cigarrera Bigott Sucs. (Cigarrera Bigott), a Group subsidiary, and ASUELECTRIC, represented by its president Giorgio Di Muro Di Nunno (who had previously filed as an individual), have been admitted as third parties by the Constitutional Chamber of the Supreme Court of Justice. A hearing date for the action is yet to be scheduled. On 25 April 2017 and on 23 January 2018, Cigarrera Bigott requested the court to declare the lapsing of the class action due to no proceedings taking place in the case in over a year. A ruling on the matter is yet to be issued.

(c) Individual Tobacco-Related Personal Injury Claims

82.
As at 31 December 2021, the jurisdictions with the most active individual cases against Group companies were, in descending order: Brazil (23), Italy (11), Canada (5), Argentina (5), Chile (4) and Ireland (2). There were a further two jurisdictions with one active case only. Out of the 52 active individual tobacco related personal injury claims, one case in Argentina (
Baldassare
) received an unfavourable verdict as at 31 December 2021. In that case, a first instance judgment, issued on 28 December 2020, awarded damages to the plaintiff in the amount of ARS 685,976 (approximately £5,000) in compensatory damages and ARS 2,500,000 (approximately £18,000) in punitive damages (plus interest). BAT Argentina filed a notice of appeal of the judgment on 3 February 2021.

83.
On 22 July 2020, Nicholas Bernston filed a personal injury action in the Northern District of Oklahoma against JUUL Labs Inc. (JUUL), Altria Client Services, LLC, RJR Vapor, Reynolds American, and others. The complaint seeks damages for personal injuries (including pneumonia and acute respiratory failure) allegedly resulting from vaping on several theories, including strict liability, negligence, and breach of implied warranty of merchantability. On 24 July 2020, JUUL notified the JPML that this case could be a potential tag-along in the JUUL MDL. On 5 August 2020, the Judicial Panel on Multidistrict Litigation entered a conditional transfer order transferring the case to the Northern District of California. That order became effective on 12 August 2020, and this case now is a member case in the JUUL multidistrict litigation (MDL). On 13 October 2020, RJR Vapor and Reynolds American moved to dismiss the complaint or, in the alternative, for a stay or a suggestion of remand to the Northern District of Oklahoma. On 16 October 2020, the MDL court issued an order staying those motions to dismiss. The case will remain pending against Reynolds American and RJR Vapor, but they will not be subject to discovery or other pretrial obligations absent further order from the court.

Croatian Distributor Dispute

84.
BAT Hrvatska d.o.o u likvidaciji and British American Tobacco Investments (Central and Eastern Europe) Limited are named as defendants in a claim by Mr Perica received on 22 August 2017 and brought before the commercial court of Zagreb, Croatia. Mr Perica seeks damages of HRK 408,000,000 (approximately £45.6 million) relating to a BAT Standard Distribution Agreement dating from 2005. BAT Hrvatska d.o.o and British American Tobacco Investments (Central and Eastern Europe) Ltd filed a reply to the statement of claim on 6 October 2017. A hearing had been scheduled to take place on 10 May 2018, but it was postponed due to a change of the judge hearing the case. The Commercial Court in Zagreb declared they do not have jurisdiction and that the competent court to hear this case is the Municipal Court in Zagreb. TDR d.o.o. is also named as the defendant in a claim by Mr Perica received on 30 April 2018 and brought before the commercial court of Zagreb, Croatia. Mr. Perica seeks payment in the amount of HRK 408,000,000 (approximately £45.6 million) claiming that BAT Hrvatska d.o.o. transferred a business unit to TDR d.o.o, thus giving rise to a liability of TDR d.o.o. for the debts incurred by BAT Hrvatska d.o.o, on the basis of the provisions of Croatian civil obligations law. A response to the statement of claim was filed on 30 May 2018. The Commercial Court in Zagreb declared they do not have jurisdiction and that the competent court to hear this case is the Municipal Court in Pula. Mr Perica filed an appeal against this decision which was rejected by the High Commercial Court of The Republic of Croatia confirming therewith that the competent court to hear this case is the Municipal Court in Pula. The Municipal Court in Zagreb has decided that the claims by Mr Perica initiated on 22 August 2017 and 30 April 2018 shall be heard as one case in front of the Municipal Court of Zagreb. After the two hearings have been held, the Municipal Court of Zagreb has appointed the court financial and auditing appraisal to determine the value of Mr Perica’s claim.

BAT/Reynolds American Inc. Shareholder Litigation

85.
Following the Company’s acquisition of the remaining 57.8% of Reynolds American in July 2017, pursuant to North Carolina law, under which Reynolds American was incorporated, a number of Reynolds American shareholders dissented and asserted their rights to a judicial appraisal of the value of their Reynolds American stock. On 29 November 2017, Reynolds American filed a Complaint for Judicial Appraisal in state court in North Carolina against 20 dissenting shareholders holding an aggregate of approximately 9.65 million shares. The complaint asked the court to determine the fair value of the dissenting shareholders’ shares in Reynolds American and any accrued interest. A trial was held in June 2019, at which the dissenters sought US$92.17 per share plus interest. On 27 April 2020, the court issued its final judgment upholding Reynolds American’s proposed valuation of $59.64 per share and concluding that no further payment is due to the dissenters for their shares. Dissenting shareholders holding an aggregate of approximately 6.52 million shares filed a notice of appeal to the North Carolina Supreme Court. On 17 December 2021, the North Carolina Supreme Court issued an opinion affirming the Business Court’s determination, and on 21 January 2022 the dissenters’ deadline to seek further review expired, meaning that this matter is now concluded.

Patents Litigation

86.
Certain Group companies are party to a number of patent litigation cases and procedural challenges concerning the validity of patents owned by or licensed to them and/or the alleged infringement of third-parties’ patents.

87.
On 22 June 2018, an affiliate of Philip Morris International (PMI) commenced proceedings against British American Tobacco Japan, Ltd. (BAT Japan) in the Japanese courts challenging the import, export, sale and offer of sale of the glo device and of the NeoStiks consumable in Japan at the time the claim was brought (and earlier models of the glo device), alleging that the glo devices directly infringe certain claims of two Japanese patents that have been issued to the PMI affiliate and that the NeoStiks indirectly infringe certain claims of those patents. On 17 January 2019, the PMI affiliate introduced new grounds of infringement, alleging that the glo device also infringes some other claims in the two PMI affiliate’s Japanese patents. Damages for the glo device and NeoStik are claimed in the court filing, to the amount of 100 million Yen (approximately £641,000). The PMI affiliate has also filed a request for injunction with respect to the glo device. BAT Japan denies infringement and is challenging the validity of the two PMI affiliate’s Japanese patents.

88.
Fuma International LLC (Fuma) filed two separate patent infringement complaints in the U.S. District Court for the Middle District of North Carolina against RJR Vapor on 6 March 2019 and 2 July 2019, each alleging that Vuse Solo and Vuse Ciro products infringe a patent. The two complaints were consolidated into a single proceeding involving both asserted Fuma patents. The parties resolved this matter pursuant to a Confidential Settlement and License Agreement effective 29 November 2021.

89.
On 9 April 2020, Nicoventures Trading Limited (Nicoventures) commenced an action in the England and Wales High Court (Patents Court) against Philip Morris Products S.A. (PMP) for revocation against three divisional patents in the same family, of which PMP is the proprietor (a further divisional patent in the same family was added into the revocation action on 9 July 2020). On 12 May 2020 PMP filed its defence together with a counterclaim for patent infringement against Nicoventures and Investments concerning prototype examples or production samples of certain ‘glo’ tobacco heating devices. PMP are seeking an injunction, an order for delivery up or a destruction upon oath of all infringing articles, and either an account of profits or damages on commercial sales (and interest thereon). On 12 June 2020, Nicoventures and Investments filed their defence to the counterclaim. The trial of this action took place between 18-25 May 2021. On 14 July 2021 the England and Wales High Court (Patents Court) handed down its judgment finding that all four divisional patents were invalid for lack of an inventive step and consequently, that PMP’s counterclaim failed. On 2 November 2021, PMP filed a request for permission to appeal.

90.
On 28 May 2020 Altria Client Services LLC and U.S. Smokeless Tobacco Company LLC commenced proceedings against RJR Vapor before the U.S. District Court for the Middle District of North Carolina against the vapour products Vuse Vibe and Vuse Alto, and the tin used in the modern oral product Velo. Nine patents in total were asserted: two against Vibe, four against Alto and three against Velo. On 5 January 2021, Altria filed an Amended Complaint adding Modoral Brands Inc. as a defendant with respect to the Velo product claims. The plaintiffs have sought damages but have not to date sought preliminary or permanent injunctions. RJR Vapor has responded to the complaint. The parties conducted a one-day mediation session in August 2021, but were unable to resolve the dispute. A claim construction hearing was held on 28 April 2021, and the court issued its claim construction ruling on 12 May 2021. Fact discovery, expert discovery, and summary judgment briefings are completed. No date has been set for a summary judgment hearing, and no trial date has been set.

91.
On 9 April 2020, RAI Strategic Holdings, Inc. and RJR Vapor commenced an action in the U.S. District Court for the Eastern District of Virginia against Altria Client Services LLC, Philip Morris USA, Inc., Altria Group, Inc., Philip Morris International, Inc., and Philip Morris Products S.A. (collectively, Philip Morris) for infringement of six patents based on the importation and commercialization within the United States of IQOS. On 8 May 2020 and 12 June 2020, Philip Morris filed Inter Partes Review (IPR) petitions in the U.S. Patent Office challenging the validity of each of the six patents asserted. On 29 June 2020, Philip Morris asserted counterclaims alleging that RJR Vapor infringes five patents. On 24 November 2020, the court issued a claim construction order that determined that each disputed term would have its plain and ordinary meaning. On 4 December 2020, the magistrate judge issued an order staying RJR Vapor and Philip Morris’s patent claims pending a decision by the U.S. Patent Office regarding whether to proceed with the IPRs. At the time of the stay, fact and expert discovery was ongoing and was scheduled to conclude 26 January 2021. The court lifted the stay, and the parties have substantially completed discovery. On 6 August 2021, the court denied all summary judgment motions. Trial on the Altria and Philip Morris patents was scheduled to have begun on 4 April 2022, but the court postponed the trial and set a new trial date of 6 June 2022; the RJR Vapor offensive patent case remains stayed pending (i) an appeal by Philip Morris to the Federal Circuit in relation an exclusion order granted against Philip Morris by the International Trade Commission based on the relevant patents, and (ii) the decisions in IPRs commenced by Philip Morris against the relevant patents at the U.S. Patent Office.

92.
On 27 November 2020 Philip Morris filed a complaint before the Regional Court Mannheim in Germany against British American Tobacco (Germany) GmbH (BAT Germany) alleging that the sale, offer for sale and importation of Vype ePod products infringes a patent. Philip Morris is seeking an injunction, a recall of product from commercial customers and a declaratory judgment for damages. The trials of this action took place on 15 June 2021 and 9 November 2021. A decision on the matter was promulgated on 30 November 2021. The decision dismissed the complaint in its entirety. On 28 December 2021, Philip Morris lodged an appeal against this decision before the Higher Regional Court Karlsruhe.

93.
On 11 December 2020 Philip Morris filed a complaint before the Regional Court Dusseldorf in Germany against BAT Germany alleging that the sale, offer for sale and importation of the glo TABAK HEATER and neo STICK products infringe a patent. Philip Morris is seeking an injunction, a recall of product from commercial customers and a declaratory judgment for damages. The trial of this action took place on 30 November 2021. The court promulgated its decision on 21 December 2021 and decided that the above-mentioned products infringe the patent. The decision is not final and was appealed by BAT Germany on 21 December 2021 to the Higher Regional Court Dusseldorf. On 31 December 2021, BAT Germany also lodged a formal request with the appeal court to suspend the injunction order against the neo STICK products. On 24 January 2022, the appeal court granted this request, subject to providing a security and indicating that the neo STICK products are only suitable for new glo TABAK HEATER devices. BAT Germany is no longer marketing the glo TABAK HEATER, but rather a new glo TABAK HEATER marketed as glo Hyper + New Heating Technology, which is not subject to the patent infringement proceedings. Because the trial court decision only contains a declaratory obligation for BAT Germany to pay damages, Philip Morris would have to file a new separate action for the actual payment of damages, stating the precise amount that is being claimed.

94.
On 14 December 2020, Modoral Brands Inc. (Modoral) filed a complaint in the U.S. District Court for the District of Delaware against Pinkerton Tobacco Co., LP, Swedish Match North America LLC, and NYZ AB (collectively Swedish Match) seeking a declaratory judgment that the importation, manufacture, use, and/or sale of Modoral’s Velo product does not infringe U.S. Patent No. 9,161,908 (the ‘908 Patent) or any of Swedish Match’s trade secrets. On 3 June 2021, the case was transferred to the U.S. District Court for the Central District of California. On 13 July 2021, Swedish Match and Helix Innovations GmbH filed counterclaims against Modoral for infringement of the ’908 patent and misappropriation of trade secrets arising out of the manufacture, use, and sale of Modoral’s Velo product. On 15 December 2021, the court entered a Markman Order finding that the ’908 patent distinguishes a nicotine complex from the claimed ‘nicotine salt,’ and more specifically, affirmatively excluding the nicotine polacrilex complex used in the accused Velo product from the claimed invention because it is “not a nicotine salt”. Swedish Match agreed to a joint stipulation and request for entry of judgment of non-infringement for all of the asserted claims of the ’908 patent, which the Court granted on 19 January 2022. Modoral filed a motion to stay Swedish Match’s remaining trade secret misappropriation claims in light of Swedish Match’s intent to appeal the Markman Order to the Federal Circuit. Modoral also filed a Rule 54(b) motion for partial final judgment of the infringement claims. Both motions are scheduled for argument on 4 March 2022.

Mozambican IP Litigation

95.
On 19 April 2017, Sociedade Agrícola de Tabacos, Limitada (SAT) (a BAT Group company in Mozambique) filed a complaint to the National Inspectorate for Economic Activities (INAE), the government body under the Ministry of Industry and Trade, regarding alleged infringements of its registered trademark (GT) by GS Tobacco SA (GST). INAE subsequently seized the allegedly infringing products (GS cigarettes) and fined and ordered GST to discontinue manufacturing products that could infringe SAT’s intellectual property rights. Following INAE’s decision, in July 2017 and March 2018, SAT sought damages via the Judicial Court of Nampula, from GST in the amount of and equivalent to £573,000 as well as a permanent restraint order in connection with the manufacturing and selling of the allegedly infringing products. The Judicial Court of Nampula (Tribunal Judicial de Nampula) granted the order on an interim basis on 7 August 2017. After hearing the parties, on 5 September 2017, the court found that no alleged infringement by GST had occurred and removed the interim restraint order, this decision was appealed by SAT and is currently pending a decision. GST filed an application for review against INAE’s initial decision directly to the Minister of Trade and Industry, which reversed the decision of INAE. On 31 December 2018, SAT was notified of GST’s counterclaim against SAT at the Judicial Court of Nampula for damages allegedly sustained as a result of SAT’s complaint to INAE (and INAE’s decision). GST is seeking damages in the amount equivalent to £190 million. On 31 January 2019 SAT filed a formal response to the counterclaim. GST was notified on 28 February 2019 to file a response to our formal response to the counterclaim and the judge scheduled the preliminary hearing for 14 March 2019. This hearing was adjourned and was held on 2 April 2019, when the court heard arguments on the validity of SAT’s counterclaim. On 2 September 2019, SAT received notification of an order which provided that (i) SAT’s claim had been dismissed by the court; and (ii) the GST counterclaim would proceed to trial. On 9 September 2019 SAT responded to the order by appealing the dismissal of the SAT claim. Additionally, SAT made an interlocutory application in the counterclaim proceedings to challenge certain questions posed by the judge, on the basis that the responses may be used as evidence at trial. SAT was notified in December 2021 that the trial of the counterclaim is to take place on 24 February 2022. SAT subsequently submitted a complaint related to that trial to the court, on the basis that prior to any further step being taken in relation to the trial the process should be submitted to the superior court for analysis, as per the appeals previously submitted in the proceedings. SAT’s complaint has not yet been determined.

Malawi Group Action

96.
In December 2020, the Company and British American Tobacco (GLP) Limited (GLP) were named as defendants in a claim made in the English High Court by around 7,500 Malawian tobacco farmers and their family members. The claim also names Imperial Brands plc and five affiliates as defendants. The claimants allege they were subjected to unlawful and exploitative working conditions on tobacco farms from which it is alleged that the defendants indirectly acquire tobacco. They seek unquantified damages (including aggravated and exemplary damages) for the torts of negligence and conversion and unquantified personal and proprietary remedies for restitution of unjust enrichment. They also seek an injunction to restrain the commission of further torts of conversion or negligence by the defendants. The defendants had an application to strike out the claims dismissed in a judgment dated 25 June 2021. In January 2022, the Company and GLP were served with a similar claim by around a further 3,500 claimants. The Company and GLP intend vigorously to defend the claims.

Qatar Customs Authority Claims

97.
On 12 November 2020, British American Tobacco Middle East W.L.L (formerly British American Tobacco Middle East SPC) (BAT ME), along with its distributor in Qatar, Ali Bin Ali Establishment (ABA), filed a case before the Qatar Court of First Instance which challenges a decision of Qatar General Authority of Customs dated 16 August 2020 ordering ABA to pay two amounts arising from unrelated circumstances, one of which totalled QAR 160,531,588 (approximately £32.6 million) in customs duties and penalties in relation to 27 consignments of cigarettes imported into Qatar by ABA. On 14 February 2021, the General Authority of Customs issued a new order that repeated (and addressed only) its demand that ABA pay QAR 160,531,588 in customs duties and penalties in relation to the same 27 consignments of cigarettes imported into Qatar by ABA. On 19 May 2021, BAT ME and ABA filed a second case before the Qatar Court of First Instance which challenges the decision of Qatar’s General Authority of Customs dated 14 February 2021. On 28 October 2021, the Court of First Instance dismissed both cases filed by BAT ME and ABA on the grounds the cases were not timely filed. In December 2021, BAT ME and ABA appealed the decisions of the Court of First Instance in both cases. It is possible that the two appeals filed by BAT ME and ABA will be consolidated into a single case. In any event, ABA can only have liability under one case not both, so its maximum liability is QAR 160,531,588, not twice that amount. BAT ME’s potential liability in respect of the foregoing amount arises from certain contractual arrangements with ABA. BAT ME and ABA strongly assert that the additional customs duty and penalties imposed by the Qatar Customs Authority are inconsistent with applicable law.

Saudi Arabia Customs Claim

98.
On 25 January 2021, Walid Ahmed Mohammed Al Naghi for Trading Establishment (Al Naghi), a former distributor for the Group’s operating companies in the Middle East, filed a claim in the Commercial Court in Jeddah, Saudi Arabia, seeking SAR 2,105,356,121 (approximately £414 million) for reimbursement of funds allegedly due under contract. Al Naghi did not formally name any Group entity as a defendant in the claim. The claim was dismissed orally by the Court on 9 February 2021. On 20 April 2021, Al Naghi filed a new claim in the Jeddah Commercial Court against BAT UKE demanding that BAT UKE reimburse Al Naghi in the amount of SAR 2,105,356,121 allegedly paid by Al Naghi to the customs authorities in customs dues. BAT UKE submitted a response on 27 May 2021 requesting dismissal of the claim on the ground that BAT UKE lacks legal capacity to be sued as it was not a party to any relevant agreement with Al Naghi. On 16 June 2021, the Court of First Instance issued a judgment dismissing the claim against BAT UKE and ruling that BAT UKE lacks legal standing to be named defendant in the proceedings. On 22 August 2021, Al Naghi filed an appeal against the Court of First Instance judgement. BAT UKE was not given an opportunity to respond to Al Naghi’s allegations on appeal. On 15 November 2021, the Appellate Court issued an oral ruling cancelling the Court First Instance judgement and remanding the case to the lower court for further deliberation. In its written judgement dated 12 December 2021, the Appellate Court stated that it was remanding the case in order for the Court of First Instance to join to the proceedings BAT entities in Bahrain and UAE, which Al Naghi had wrongly claimed on appeal to be branches of BAT UKE. The Court of First Instance held a hearing on 19 January 2022 to re-consider the case in light of the Appellate Court judgement.

At that hearing, the Court of First Instance set a timetable for the parties to file written submissions setting out their arguments with regard to the legal status of the BAT entities in Bahrain and UAE. A further hearing was held on 2 February 2022. The court is seeking further information from the BAT entities in Bahrain and UAE ahead of a further hearing on 23 February 2022.

Asbestos Litigation

99.
On 15 January 2021, plaintiffs in an individual asbestos personal injury action (Rentko), originally filed 5 October 2020 in the New York City Asbestos Litigation court, filed an amended complaint, which named as defendants the Company, BATUS Holdings, Inc., British American Tobacco (Brands) Inc., and RJRT, along with various other defendants. The amended complaint was served 20 January 2021 on BATUS Holdings, Inc. and British American Tobacco (Brands) Inc., and served 22 January 2021 on RJRT. The amended complaint alleges that one of the plaintiffs was exposed to the defendants’ asbestos and asbestos-contaminated talcum powder products, which allegedly caused her to develop mesothelioma, and asserts claims under state law, including for negligence, breach of warranty, product liability, negligent misrepresentation, fraudulent concealment, and civil conspiracy. A further amended complaint was filed on 27 January 2021, which named Reynolds American as a defendant as an alleged successor in interest to the Company, and which was served on Reynolds American on 5 February 2021. Plaintiffs seek unspecified compensatory and punitive damages jointly and severally against the defendants. Reynolds American and RJRT moved to dismiss the amended complaint on 26 March 2021. A notice of discontinuance was filed on 31 March 2021 discontinuing the litigation without prejudice as against the Company, BATUS Holdings, Inc. and British American Tobacco (Brands) Inc. A stipulation of discontinuance was filed on 6 April 2021 discontinuing the litigation without prejudice as against Reynolds American and RJRT.

100.
On 23 April 2021, plaintiff in an asbestos personal injury action (Smoltino), originally filed 25 August 2020 in the New York City Asbestos Litigation court, filed an amended complaint, which named as defendants the Company, BATUS Holdings, Inc., British American Tobacco (Brands) Inc., Reynolds American and RJRT, along with various other defendants. The amended complaint was served on BATUS Holdings, Inc., British American Tobacco (Brands) Inc. and RJRT on 23 April 2021 and served on Reynolds American on 26 April 2021. The amended complaint alleged that plaintiff’s decedent was exposed to the defendants’ asbestos and asbestos-contaminated talcum powder products, which allegedly caused her to develop mesothelioma, and asserted claims under state law, including for negligence, breach of warranty, product liability, negligent misrepresentation, fraudulent concealment, wrongful death and civil conspiracy. Plaintiff seeks unspecified compensatory and punitive damages jointly and severally against the defendants. A notice of discontinuance was filed on 19 May 2021 discontinuing the litigation without prejudice as against the Company, BATUS Holdings, Inc. and British American Tobacco (Brands) Inc. Reynolds American and RJRT moved to dismiss the amended complaint on 10 May 2021. A stipulation of discontinuance was filed on 24 May 2021 discontinuing the litigation without prejudice as against Reynolds American and RJRT.

101.
On 11 May 2021, plaintiff in an asbestos personal injury action (Gilbride) filed a complaint in the Superior Court of New Jersey Law Division – Middlesex County, which named as defendants R. J. Reynolds Tobacco Company, individually and as successor-by-merger to British American Cosmetics, along with various other defendants. The complaint was served on RJRT on 26 May 2021. The complaint alleged that plaintiff was exposed to asbestos-containing cosmetic talcum powder products sold and supplied by the Defendants (and/or their predecessors in interest), which allegedly caused her to develop mesothelioma, and asserted claims under state law, including for negligence, breach of warranty, strict liability in tort, marketing an ultra-hazardous product, failure to warn, product liability, negligent misrepresentation, fraudulent concealment, and civil conspiracy. Plaintiff seeks unspecified compensatory and punitive damages jointly and severally against the defendants. A stipulation for voluntary dismissal was filed with the court on 7 July 2021.

Fox River
Background to environmental liabilities arising out of contamination of the Fox River:

102.
In Wisconsin, the authorities have identified potentially responsible parties (PRPs) to fund the clean-up of river sediments in the lower Fox River. The pollution was caused by discharges of Polychlorinated Biphenyls (PCBs) from paper mills and other facilities operating close to the river. Among the PRPs is NCR Corporation (NCR).

103.
In NCR’s Form 10-K Annual Report for the year ended 31 December 2014, the total clean-up costs for the Fox River were estimated at US$825 million (approximately £609.1 million). This estimate is subject to uncertainties and does not include natural resource damages (NRDs). Total NRDs may range from US$0 to US$246 million (approximately £0 to £181.6 million).

104.
Industries’ involvement with the environmental liabilities arises out of indemnity arrangements which it became party to due to a series of transactions that took place from the late-1970s onwards and subsequent litigation brought by NCR against Industries and Appvion Inc. (Appvion) (a former Group subsidiary) in relation to those arrangements which was ultimately settled. U.S. authorities have never identified Industries as a PRP.

105.
There has been a substantial amount of litigation in the United States involving NCR and Appvion regarding the responsibility for the costs of the clean-up operations. The U.S. Government also brought enforcement proceedings against NCR and Appvion to ensure compliance with regulatory orders made in relation to the Fox River clean-up. This litigation has been settled through agreements with other PRPs and a form of settlement known as a Consent Decree with the U.S. Government, approved by the District Court of Wisconsin on 23 August 2017.

106.	The principal terms of that Consent Decree, in summary, are as follows:

a.	NCR is obliged to perform and fund all of the remaining Fox River remediation work by itself.

b.
The U.S. Government enforcement proceedings were settled, with NCR having no liability to meet the U.S. Government’s claim for costs it had incurred in relation to the clean-up to date, a secondary responsibility to meet certain future costs, and no liability to the U.S. Government for NRDs.

c.
NCR ceased to pursue its contribution claims against the other PRPs and in return received contribution protection preventing other PRPs from pursuing their contribution claims against NCR and existing claims for contribution being dismissed by order of the Court. NCR does, however, have the right to reinstate its contribution claims if the other PRPs decide to continue to pursue certain contractual claims against NCR.

d.
Appvion also agreed to cease pursuance of claims against the other PRPs, subject to retention of the right to reinstate its claims if the other PRPs decide to continue to pursue certain claims against Appvion.

107.
A Consent Decree between the U.S. Government, P.H. Glatfelter and Georgia Pacific settling the allocation of costs on the Fox River was approved by the District Court in the Eastern District of Wisconsin on 14 March 2019. This Consent Decree concludes all existing litigation on the Fox River, following P.H. Glatfelter’s withdrawal of its appeal against the issuance of the Consent Decree as a term of the settlement.

108.
In NCR’s Form 10-K Annual Report for the year ended 31 December 2020 NCR disclosed that, in November 2019, an arbitral tribunal had awarded approximately US$10 million (approximately £7.4 million) to a remediation general contractor engaged by the LLC formed by NCR and Appvion to perform the clean-up operation of the Fox River. NCR further stated that its indemnitors and co-obligors were responsible for the majority of the award, with its own share being approximately 25% of the award.

Industries’ involvement with environmental liabilities arising out of the contamination of the Fox River:

109.
NCR has taken the position that, under the terms of a 1998 Settlement Agreement between it, Appvion and Industries, and a 2005 arbitration award, Industries and Appvion generally had a joint and several obligation to bear 60% of the Fox River environmental remediation costs imposed on NCR and of any amounts NCR has to pay in respect of other PRPs’ contribution claims. BAT has not acknowledged any such liability to NCR and has defences to such claims. Further, under the terms of the Funding Agreement (described below), any dispute between Industries and NCR as to the final amount of any NCR claim against Industries in respect of the Fox River (if any) can only be determined at the later of (i) the completion of Fox River remediation works or (ii) the final resolution and exhaustion of all possible appeals in proceedings brought against Sequana, PricewaterhouseCoopers LLP (PwC) and other former advisers.

110.
Until May 2012, Appvion and Windward Prospects Limited (Windward) (another former Group subsidiary) had paid a 60% share of the clean-up costs incurred by NCR. Industries was never required to contribute. Around that time, Appvion refused to continue to pay clean-up costs, leading to NCR demanding that Industries pay a 60% share of those costs.

111.
Industries commenced proceedings against Windward and Appvion in December 2011 seeking indemnification in respect of any liability it might have to NCR (the English Indemnity Proceedings) pursuant to a 1990 de-merger agreement between those parties.

Funding Agreement of 30 September 2014

112.
On 30 September 2014, Industries entered into a Funding Agreement with Windward, Appvion, NCR and BTI 2014 LLC (BTI) (a wholly owned subsidiary of Industries). Pursuant to the Funding Agreement, the English Indemnity Proceedings and a counterclaim Appvion had brought in those proceedings, as well as an NCR-Appvion arbitration concerning Appvion’s indemnity to NCR, were discontinued as part of an overall agreement between the parties providing a framework through which they would together fund the ongoing costs of the Fox River clean-up. Under the agreement, NCR has agreed to accept funding by Industries at the lower level of 50% of the ongoing clean-up related costs of the Fox River (rather than the 60% referenced above). This remains subject to an ability to litigate at a later stage the extent of Industries’ liability (if any) in relation to Fox River clean-up related costs (including in respect of the 50% of costs that Industries has paid under the Funding Agreement to date). In addition, Windward has contributed US$10 million (approximately £7.4 million) of funding and Appvion has contributed US$25 million (approximately £18.5 million) for Fox River and agreed to contribute US$25 million (approximately £18.5 million) for the Kalamazoo River (see further below). Appvion entered Chapter 11 bankruptcy protection on 1 October 2017.

113.
The parties also agreed to cooperate in order to maximise recoveries from certain claims made against third parties, including (i) a claim commenced by Windward in the High Court of England & Wales (the High Court) against Sequana and the former Windward directors (the Windward Dividend Claim). That claim was assigned to BTI under the Funding Agreement, and relates to dividend payments made by Windward to Sequana of around
€
443 million (approximately £372 million) in 2008 and
€
135 million (approximately £113.4 million) in 2009 (the Dividend Payments) and (ii) a claim commenced by Industries directly against Sequana to recover the value of the Dividend Payments alleging that the dividends were paid for the purpose of putting assets beyond the reach of Windward’s creditors (including Industries) (the BAT section 423 Claim) (together, the Sequana Proceedings).

114.
The Windward Dividend Claim and BAT section 423 Claim were heard together in the High Court, with judgment handed down on 11 July 2016. The court upheld the BAT section 423 Claim and, by way of a consequentials judgment dated 10 February 2017, ordered that Sequana pay to BTI an amount up to the full value of the 2009 Dividend plus interest, which equates to around US$185 million (approximately £136.6 million). The Court dismissed the Windward Dividend Claim.

115.
The parties pursued cross appeals on the judgment, during which time Sequana was granted a stay in respect of the above payments. That stay was lifted in May 2017, three months after Sequana had entered into an insolvency process in France seeking court protection (the Sauvegarde). On 15 May 2019, the Nanterre Commercial Court made an order placing Sequana into formal liquidation proceedings (
liquidation judiciaire
). To date, Industries has not received any payments from Sequana.

116.
On 6 February 2019 the Court of Appeal gave judgment upholding the High Court’s findings, with one immaterial change to the method of calculating the damages awarded. Sequana therefore remains liable to pay approximately US$185 million (approximately £136.6 million). Because of Sequana’s ongoing insolvency process, execution of that judgment is stayed. The Court of Appeal dismissed BTI’s appeal in relation to the Windward Dividend Claim. The Court of Appeal also dismissed Sequana’s application for permission to appeal the High Court’s costs order in favour of Industries. Sequana therefore remains liable to pay around £10 million in costs to Industries.

117.
All parties to the appeal sought permission from the Court of Appeal for a further appeal to the UK Supreme Court. On 31 July 2019, BTI was granted permission to appeal to the Supreme Court. On the same day, the Supreme Court refused Sequana permission to appeal. The hearing of BTI’s appeal took place before the UK Supreme Court on 4 and 5 May 2021 and the judgment is awaited.

118.
BTI has brought claims against certain of Windward’s former advisers, including Windward’s auditors at the time of the dividend payments, PricewaterhouseCoopers LLP (PwC) (which claims were also assigned to BTI under the Funding Agreement). The claim had been stayed pending the outcome of the Sequana Proceedings. Once that stay was lifted, PwC applied to strike-out BTI’s claim. A hearing of this application took place in October 2019. On 15 November 2019, the court dismissed PwC’s application. The court granted PwC permission to appeal in respect of part of its dismissal of the application and the hearing of that appeal was heard by the Court of Appeal on 27 and 28 October 2020. On 11 January 2021, the Court of Appeal handed down judgment dismissing PwC’s appeal. The Court of Appeal also refused PwC’s application for permission to appeal to the Supreme Court and made an order requiring PwC to file its Defence within two months of 11 January 2021. This deadline was subsequently extended. PwC subsequently applied directly to the Supreme Court for permission to appeal the Court of Appeal’s decision. PwC’s application for permission to appeal to the Supreme Court has yet to be determined. In the meantime, BTI’s claim against PwC is progressing in the High Court. PwC served its Defence on 22 April 2021 and filed it with the Court on 26 April 2021. A Case Management Conference has been listed in a window between 2 March 2022 and 4 March 2022 (inclusive).

119.	An agreed stay is in place in respect of BTI’s separate assigned claim against Freshfields Bruckhaus Deringer.

120.
The sums Industries has paid under the Funding Agreement are subject to the reservation as set out in paragraph 112 above and ongoing adjustment. Clean-up costs can only be estimated in advance of the work being carried out and certain sums payable are the subject of ongoing U.S. litigation. In 2019, Industries paid £32 million in respect of clean-up costs. In 2020, Industries paid £2 million in respect of clean-up costs. In 2021, Industries paid a further £1.8 million in respect of clean-up costs. Industries is potentially liable for further costs associated with the clean-up. Industries has a provision of £62.3 million which represents the current best estimate of its exposure – see note 24.

Kalamazoo

121.	NCR is also being pursued by Georgia-Pacific, a designated PRP in respect of the Kalamazoo River in Michigan, in relation to remediation costs caused by PCBs released into that river.

122.
On 26 September 2013, the Michigan Court held that NCR was liable as a PRP on the basis that it had arranged for the disposal of hazardous material for the purposes of the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA).

123.
The second phase of the Kalamazoo trial to determine the apportionment of liability amongst PRPs took place between September and December 2015. On 29 March 2018, Judge Jonker ordered that NCR pay 40% of Georgia-Pacific past costs (around US$22 million (approximately £16.2 million)). The question of future remediation costs was not determined.

124.
The parties commenced appeal proceedings against the judgment in July 2018. NCR also agreed an appeal bond with Georgia-Pacific to prevent enforcement of the judgment while it remained subject to appeal.

125.
On 11 December 2019, NCR announced that it had entered into a Consent Decree with the U.S. Government and the State of Michigan, pursuant to which it assumed liability for certain remediation work at the Kalamazoo River. This Consent Decree was approved by the District Court for the Western District of Michigan on 2 December 2020. The payments to be made on the face of the Consent Decree in respect of such work total approximately US$245 million (approximately £181 million). The Consent Decree also provides for the withdrawal of NCR’s appeal against Georgia-Pacific, and payment by NCR of the outstanding judgment against it of approximately US$20 million (approximately £14.8 million) to Georgia-Pacific.

126.	The quantum of the clean-up costs for the Kalamazoo River is presently unclear. It may well exceed the amounts which are payable on the face of the Consent Decree.

127.
It is anticipated that NCR will look to Industries to pay 60% of any sums NCR becomes liable to pay pursuant to the Consent Decree on the basis, it would be asserted, that the river constitutes a ‘Future Site’ for the purposes of the Settlement Agreement. The Funding Agreement described above does not resolve any such claims, but does provide an agreed mechanism pursuant to which any surplus from the valuable recoveries of any third-party claims that remains after all Fox River-related clean-up costs have been paid and Industries and NCR have been made whole may be applied towards Kalamazoo clean-up costs, in the event that NCR were to be successful in any claim for a portion of them from Industries or Appvion (subject to Appvion’s cap, described below). Industries has defences to any claims made by NCR in relation to the Kalamazoo River. No such claims have been made against Industries.

128.
Industries also anticipates that NCR may seek to recover from Appvion (subject to a cap of US$25 million (approximately £18.5 million)) for ‘Future Sites’ under the Funding Agreement. The basis of the recovery would be the same as any demand NCR may make on Industries. Appvion entered Chapter 11 bankruptcy protection on 1 October 2017. The effect of the Chapter 11 proceedings on Appvion’s liability for Future Sites payments under the Funding Agreement is currently uncertain.

129.
As detailed above, Industries is taking active steps to protect its interests, including seeking to procure the repayment of the Windward dividends, pursuing the other valuable claims that are now within its control, and working with the other parties to the Funding Agreement to maximise recoveries from third parties with a view to ensuring that amounts funded towards clean-up related costs are later recouped under the agreed repayment mechanisms under the Funding Agreement.

Other environmental matters

130.
Reynolds American and its subsidiaries are subject to federal, state and local environmental laws and regulations concerning the discharge, storage, handling and disposal of hazardous or toxic substances. Such laws and regulations provide for significant fines, penalties and liabilities, sometimes without regard to whether the owner or operator of the property or facility knew of, or was responsible for, the release or presence of hazardous or toxic substances. In addition, third parties may make claims against owners or operators of properties for personal injuries and property damage associated with releases of hazardous or toxic substances. In the past, RJRT has been named a PRP with third parties under CERCLA with respect to several superfund sites. Reynolds American and its subsidiaries are not aware of any current environmental matters that are expected to have a material adverse effect on the business, results of operations or financial position of Reynolds American or its subsidiaries.

Criminal investigations

131.
From time to time, the Group investigates, and becomes aware of governmental authorities’ investigations into, allegations of misconduct against Group companies. The Group cooperates with the authorities’ investigations, where appropriate, including with the DOJ and OFAC in the United States, which are conducting an investigation into suspicions of breach of sanctions.

132.	Potential fines, penalties or other consequences cannot currently be assessed. As the investigations are ongoing, it is not possible to identify the timescale in which these matters might be resolved.
Closed litigation matters

133.
The following matters on which the Company reported in the contingent liabilities and financial commitments note 27 to the Company’s 2020 financial statements have been dismissed, concluded or resolved as noted below:

Matter	Jurisdiction	Companies named as Defendants	Description	Disposition

Vuse Litigation (Illinois School Districts)	U.S.	Reynolds American, RJR Vapor, the Company, Lorillard LLC and LOEC Inc.	Public Nuisance	Voluntary dismissal by plaintiff

Brazil Associação de Defesa da Saúde do Fumante class action	Brazil	Souza Cruz	Class action	Superior Court of Justice certified decision in favour of defendants

UK Serious Fraud Office (SFO) investigation	UK	The Company, its subsidiaries, and associated persons	Investigation	SFO’s announcement that the investigation had been closed

Perry	U.S.	Investments	Individual case	Dormant/closed

Antimonopoly Committee of Ukraine	Ukraine	British American Tobacco Sales & Marketing Ukraine Limited Liability Company	Competition investigation	Judgment of Supreme Court of Ukraine
General Litigation Conclusion

134.
While it is impossible to be certain of the outcome of any particular case or of the amount of any possible adverse verdict, the Group believes that the defences of the Group’s companies to all these various claims are meritorious on both the law and the facts, and a vigorous defence is being made everywhere.

135.
As indicated above, on 1 March 2019 the Quebec Court of Appeal released its appeal judgment. The trial judgment was largely upheld by a unanimous decision of the five-member panel including the requirement that the defendants deposit the initial deposits in their solicitors’ trust accounts within 60 days. This is the only executory aspect of the judgment. In these circumstances we are of the view that it is more likely than not that there will be an outlay and it is reasonably estimable at CAD $758 million (approximately £443 million), the amount of the initial deposit paid into court. If further adverse judgments are entered against any of the Group’s companies in any case, avenues of appeal will be pursued. Such appeals could require the appellants to post appeal bonds or substitute security (as has been necessary in Quebec) in amounts which could in some cases equal or exceed the amount of the judgment. At least in the aggregate, and despite the quality of defences available to the Group, it is not impossible that the Group’s results of operations or cash flows in any particular period could be materially adversely affected by the impact of a significant increase in litigation, difficulties in obtaining the bonding required to stay execution of judgments on appeal, or any final outcome of any particular litigation.

136.
Having regard to all these matters, with the exception of the Quebec Class Actions, Fox River and certain
Engle
progeny cases identified above, the Group does not consider it appropriate to make any provision in respect of any pending litigation because the likelihood of any resulting material loss, on an individual case basis, is not considered probable and/or the amount of any such loss cannot be reasonably estimated. Notwithstanding the negative decision in the Quebec Class Actions, the Group does not believe that the ultimate outcome of this litigation will significantly impair the Group’s financial condition. If the facts and circumstances change and result in further unfavourable outcomes in the pending litigation, then there could be a material impact on the financial statements of the Group.

Other contingencies

137.
JTI Indemnities.
By a purchase agreement dated 9 March 1999, amended and restated as of 11 May 1999, referred to as the 1999 Purchase Agreement, R.J. Reynolds Tobacco Holdings, Inc. (RJR) and RJRT sold their international tobacco business to JTI. Under the 1999 Purchase Agreement, RJR and RJRT retained certain liabilities relating to the international tobacco business sold to JTI, and agreed to indemnify JTI against: (i) any liabilities, costs and expenses arising out of the imposition or assessment of any tax with respect to the international tobacco business arising prior to the sale, other than as reflected on the closing balance sheet; (ii) any liabilities, costs and expenses that JTI or any of its affiliates, including the acquired entities, may incur after the sale with respect to any of RJR’s or RJRT’s employee benefit and welfare plans; and (iii) any liabilities, costs and expenses incurred by JTI or any of its affiliates arising out of certain activities of Northern Brands.

138.
RJRT has received claims for indemnification from JTI, and several of these have been resolved. Although RJR and RJRT recognise that, under certain circumstances, they may have other unresolved indemnification obligations to JTI under the 1999 Purchase Agreement, RJR and RJRT disagree what circumstances described in such claims give rise to any indemnification obligations by RJR and RJRT and the nature and extent of any such obligation. RJR and RJRT have conveyed their position to JTI, and the parties have agreed to resolve their differences at a later date.

139.
ITG Indemnity.
In the Divestiture, Reynolds American agreed to defend and indemnify, subject to certain conditions and limitations, ITG in connection with claims relating to the purchase or use of one or more of the Winston, Kool, Salem or Maverick cigarette brands on or before 12 June 2015, as well as in actions filed before 13 June 2023, relating to the purchase or use of one or more of the Winston, Kool, Salem or Maverick cigarette brands. In the purchase agreement relating to the Divestiture, ITG agreed to defend and indemnify, subject to certain conditions and limitations, Reynolds American and its affiliates in connection with claims relating to the purchase or use of ‘blu’ brand e-cigarettes. ITG also agreed to defend and indemnify, subject to certain conditions and limitations, Reynolds American and its affiliates in actions filed after 12 June 2023, relating to the purchase or use of one or more of the Winston, Kool, Salem or Maverick cigarette brands after 12 June 2015. ITG has tendered a number of actions to Reynolds American under the terms of this indemnity, and Reynolds American has, subject to a reservation of rights, agreed to defend and indemnify ITG pursuant to the terms of the indemnity. Reynolds American has tendered an action to ITG under the terms of this indemnity, and ITG has, subject to a reservation of rights, agreed to defend and indemnify Reynolds American and its affiliates pursuant to the terms of the indemnity. These claims are substantially similar in nature and extent to claims asserted directly against RJRT in similar actions.

140.
Loews Indemnity.
In 2008, Loews Corporation (Loews), entered into an agreement with Lorillard Inc., Lorillard Tobacco, and certain of their affiliates, which agreement is referred to as the ‘Separation Agreement’. In the Separation Agreement, Lorillard agreed to indemnify Loews and its officers, directors, employees and agents against all costs and expenses arising out of third-party claims (including, without limitation, attorneys’ fees, interest, penalties and costs of investigation or preparation of defence), judgments, fines, losses, claims, damages, liabilities, taxes, demands, assessments, and amounts paid in settlement based on, arising out of or resulting from, among other things, Loews’ ownership of or the operation of Lorillard and its assets and properties, and its operation or conduct of its businesses at any time prior to or following the separation of Lorillard and Loews (including with respect to any product liability claims). Loews is a defendant in three pending product liability actions, each of which is a putative class action. Pursuant to the Separation Agreement, Lorillard is required to indemnify Loews for the amount of any losses and any legal or other fees with respect to such cases. Following the closing of the Lorillard merger, RJRT assumed Lorillard’s obligations under the Separation Agreement as was required under the Separation Agreement.

141.
SFRTI Indemnity.
In connection with the 13 January 2016 sale by Reynolds American of the international rights to the Natural American Spirit brand name and associated trademarks, along with SFR Tobacco International GmbH (SFRTI) and other international companies that distributed and marketed the brand outside the United States, to JT International Holding BV (JTI Holding), each of SFNTC, R. J. Reynolds Global Products, Inc., and R. J. Reynolds Tobacco B.V. agreed to indemnify JTI Holding against, among other things, any liabilities, costs, and expenses relating to actions (i) commenced on or before (a) 13 January 2019, to the extent relating to alleged personal injuries, and (b) in all other cases, 13 January 2021; (ii) brought by (a) a governmental authority to enforce legislation implementing European Union Directive 2001/37/EC or European Directive 2014/40/EU or (b) consumers or a consumer association; and (iii) arising out of any statement or claim (a) made on or before 13 January 2016, (b) by any company sold to JTI Holding in the transaction, (c) concerning Natural American Spirit brand products consumed or intended to be consumed outside of the United States and (d) that the Natural American Spirit brand product is natural, organic, or additive-free. Under the terms of this indemnity, JTI has requested indemnification from Santa Fe Natural Tobacco Company Germany GmbH (SFNTCG) in connection with an audit of SFNTCG relating to transfer pricing for the tax years 2007 to 2010 and 2012 to 2015. SFNTCG contests the audit results. The amount in dispute is approximately
€
21 million plus interest (approximately £17.6 million).

142.
Indemnification of Distributors and Retailers. RJRT, Lorillard Tobacco, SFNTC, American Snuff Co. and RJR Vapor have entered into agreements to indemnify certain distributors and retailers from liability and related defence costs arising out of the sale or distribution of their products. Additionally, SFNTC has entered into an agreement to indemnify a supplier from liability and related defence costs arising out of the sale or use of SFNTC’s products. The cost has been, and is expected to be, insignificant. RJRT, SFNTC, American Snuff Co. and RJR Vapor believe that the indemnified claims are substantially similar in nature and extent to the claims that they are already exposed to by virtue of their having manufactured those products.

143.	Except as otherwise noted above, Reynolds American is not able to estimate the maximum potential of future payments, if any, related to these indemnification obligations.

144.
Competition Investigations. There are instances where Group companies are cooperating with relevant national competition authorities in relation to ongoing competition law investigations and/or engaged in legal proceedings at the appellate level, including (amongst others) in the Netherlands.

Tax disputes
The Group has exposures in respect of the payment or recovery of a number of taxes. The Group is and has been subject to a number of tax audits covering, amongst others, excise tax, value added taxes, sales taxes, corporate taxes, withholding taxes and payroll taxes.
The estimated costs of known tax obligations have been provided in these accounts in accordance with the Group’s accounting policies. In some countries, tax law requires that full or part payment of disputed tax assessments be made pending resolution of the dispute. To the extent that such payments exceed the estimated obligation, they would not be recognised as an expense. While the amounts that may be payable or receivable in relation to tax disputes could be material to the results or cash flows of the Group in the period in which they are recognised, the Board does not expect these amounts to have a material effect on the Group’s financial condition.
The following matters are in or may proceed to litigation:
Corporate taxes
Brazil
The Brazilian Federal Tax Authority has filed claims against Souza Cruz seeking to reassess the profits of overseas subsidiaries to corporate income tax and social contribution tax. The reassessments are for the years 2004 until and including 2012 for a total amount of BRL1,813 million (£240 million) to cover tax, interest and penalties.
Souza Cruz appealed all reassessments. Regarding the first assessments (2004-2006), Souza Cruz’s appeals were rejected by the ultimate Administrative Court after which Souza Cruz filed two lawsuits with the Judicial Court to appeal the reassessments. The judgment in respect of the reassessment of corporate income tax has been decided in favour of Souza Cruz by the first level of the Judicial Court and Souza Cruz is waiting to see whether the Brazilian Tax Authorities will appeal the judgment. The lawsuit appealing the social contribution tax is pending judgment in the first level of the Judicial Court. The appeal against the second assessments (2007 and 2008) was upheld at the second tier tribunal and was closed. In 2015, a further reassessment for the same period (2007 and 2008) was raised after the five-year statute of limitation which has been appealed against.
Souza Cruz received further reassessments in 2014 for the 2009 calendar year and in 2015 an assessment for the 2010 calendar year. Souza Cruz appealed both the reassessments in full. In December 2016, assessments were received for the calendar years 2011 and 2012 which have also been appealed.
Netherlands
The Dutch tax authority has issued a number of assessments on various issues across the years 2003-2016 in relation to various intra-group transactions. The assessments amount to an aggregate net liability across these periods of £1,146 million covering tax, interest and penalties. The Group has appealed against the assessments in full.
The Group believes that its companies have meritorious defences in law and fact in each of the above matters and intends to pursue each dispute through the judicial system as necessary. The Group does not consider it appropriate to make provision for these amounts nor for any potential further amounts which may be assessed in relation to these matters in subsequent years.
Indirect and other taxes
Bangladesh
On 25 July 2018, the Appellate Division of the Supreme Court of Bangladesh has reversed the decision of the High Court Division against British American Tobacco Bangladesh Company Limited (BATB) in respect of the retrospective demands for VAT and Supplementary Duty amounting to approximately £154 million. On 3 February 2020, the certified Court Order was received. The Government filed a Review Petition on 25 March 2020 in the Appellate Division of the Supreme Court of Bangladesh against the judgment. On 9 December 2021, the review petitions were heard and the Appellate Division of the Supreme Court of Bangladesh dismissed the review petitions filed by the National Board of Revenue (NBR) which resulted in BATB wining the cases against the NBR.
In addition, in 2017, NBR passed a discriminatory special order fixing BDT 27 for local brands and BDT 35 for foreign brand cigarettes. After NBR passed the special order, it was highlighted to the Government that it was against the principles of foreign direct investment and against WTO practice. Subsequently, the Finance Minister directed that no action should be taken in this regard until the different issues raised were finalised. Later in 2018, the special order itself was repealed. AKTC (a local Bangladeshi tobacco manufacturer) filed a case against NBR to get a direction from the Court to implement the special order and reserve low segment for local industries. The judgment in the AKTC case was passed by the High Court Division verbally on 21 September 2020. The judgment revived the discriminatory regime of VAT and Supplementary Duty (SD) between local and international/imported brands for the fiscal year 2017 – 2018. In light of the judgment, the Large Taxpayers’ Unit (LTU) of National Board of Revenue by a notice asked BATB to show cause as to why BATB believed it should not be liable to pay £210 million as unpaid VAT and SD. Challenging the judgment, BATB filed and moved an appeal (known as the Civil Miscellaneous Petition for Leave to Appeal) before the Appellate Division of the Supreme Court of Bangladesh. On a preliminary hearing on 4 October 2020, the Appellate Division Judge in Chamber stayed operation of the judgment for eight weeks as an interim measure.
Since the judgment has been stayed, the operation of the show cause notice shall also be deemed to have been stayed. BATB has formally notified LTU of this on 12 October 2020. In the meantime, the judgment will remain stayed.
On 20 December 2020, BATB filed a Civil Petition for Leave to Appeal as directed by the Appellate Division Judge in Chamber. The judgment passed by the High Court Division will continue to remain stayed while the appeal remains pending at the Appellate Division of the Supreme Court of Bangladesh. So far, the appeal has not been listed for hearing.
Egypt
British American Tobacco Egypt LLC (BAT Egypt) is subject to two ongoing civil cases concerning the imposition of sales tax on low-price category brands brought by the Egyptian tax authority for £88 million. Management believes that the tax claims are unfounded and has appealed the tax claims. These cases are under review by the Council of State. During hearings in August 2020, the courts decided, in both cases, to transfer the files to court appointed experts. One case (pertaining to the period from May 2008 to February 2009) was referred to a court-appointed expert who filed a report in January 2022. A hearing date has not yet been set. In the other case (pertaining to the period from March 2009 to June 2010), the expert has concluded his report and filed it with the court. In May 2021, a judgment was issued which acquitted BAT Egypt from all amounts related only to the period from March 2009 to October 2009. An appeal has been submitted to the Supreme Administrative Court to extend the acquittal to the rest of the disputed period. The appeal process is expected to take approximately two years.
South Korea
In 2016, the Board of Audit and Inspection of Korea (BAI) concluded its tax assessment in relation to the 2014 year-end tobacco inventory, and imposed additional national excise, local excise, VAT taxes and penalties. This resulted in the recognition of a KRW 80.7 billion (approximately £50 million) charge by Group subsidiaries, BAT Korea Ltd., Rothmans Far East B.V. Korea Branch Office and BAT Korea Manufacturing Ltd. Management deems the tax and penalties to be unfounded and has appealed to the tax tribunal against the assessment. On grounds of materiality and the likelihood of the tax and penalties being reversed in future, the Group classified the tax and penalties charge as an adjusting item in 2016.
On 23 August 2019, the trial court ruled in favour of Rothmans Far East B.V. Korea Branch Office on KRW 6.7 billion (approximately £4 million), the VAT portion of the assessment; appeals on the other elements of the assessment are still pending at Appeals Court. The Korean government appealed the ruling on 16 September 2019. On 16 April 2021 the Court of Appeals affirmed the ruling of the Trial Court. The government immediately appealed to the Supreme Court and the Supreme Court also affirmed the ruling of the Appeals Court on 26 August 2021. On 16 September 2021, Rothmans Far East B.V. Korea Branch Office duly received the amount litigated (VAT portion) including statutory interests (note 6).
Turkey
In Turkey, British American Tobacco Tutun Mamulleri Sanayi ve Ticaret Anonim Sirketi (BAT Tutun) was subject to a series of tax audits mainly on inventory movements for the years 2015, 2016 and 2019. The final audit reports sought retrospective payment of additional tax with interest and penalties mostly based on alleged illegitimate intra-group forestalling relating to finished goods giving rise to further excise tax. In 2020 and 2021, BAT Tutun received a total tax assessment amounting to TRY
 2.7
billion (approximately
£151
million), of which, TRY
 2.1
billion (approximately
£120
million) related to tax and penalties and TR
Y
 0.6 billion (approximately £31 million) related to late payment interest. In August 2021, BAT Tutun applied under the relevant tax amnesty law to settle its retrospective tax assessments. Based on the settlement through the tax amnesty procedure, BAT Tutun agreed to pay £47 million in 18 instalments from 1 November 2021 until 31 July 2024.
Brazil
On 15 March 2017, the Brazilian Supreme Court ruled that for all taxpayers VAT (ICMS) should not be included in the calculation of social contribution taxes (PIS/Cofins) which are levied based on revenue. On 13 May 2021, the Supreme Court modulated the effects of the first decision handed down in 2017, stating that the taxpayers who filed a lawsuit by 15 March 2017 will be able to recover credits from the past five years.
The Group’s Brazilian subsidiary, Souza Cruz, had filed an individual lawsuit to establish that it had overpaid taxes to the government. Based on favourable court decisions in 2020 and 2019 the Group has recognised £5 million in 2021 (2020: £58 million; 2019: £86 million) in other income representing management’s best estimate of the amounts likely to be recovered at this time with the potential for further amounts in future periods.
If the ruling were to be enacted retrospectively for a period of five years, the potential asset is estimated to be around £480 million. During 2021, £130 million of the unrecognised contingent asset was sold to financial institutions for £45 million.
Commitments in relation to service contracts, non-capitalised leases
The total future minimum payments under non-cancellable service contracts based on when payments fall due:

	2021 £m	2020 £m

Service contracts

Within one year	41	63

Between one and five years	81	17

Beyond five years	5	6

	127	86
Financial commitments arising from short-term leases and leases of low-value assets that are not capitalised under IFRS 16
Leases
are £7 million (2020: £6 million) for property and £19 million (2020: £3 million) for plant, equipment and other assets.